As filed with the Securities and Exchange Commission on April 28, 2000
                                                SEC File No. 333-89733
                                                              811-9649
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549

                           FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
      Pre-Effective Amendment No. 1                              X

      Post-Effective Amendment No.
                              and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No.  2                                                 X

               (Check appropriate box or boxes.)

            LEXINGTON GLOBAL TECHNOLOGY FUND, INC.
     ----------------------------------------------------
       (Exact name of Registrant as specified in Charter)

                    Park 80 West Plaza Two
                Saddle Brook, New Jersey 07663
            --------------------------------------
            (Address of principal executive offices)

         Registrant's Telephone Number: (201) 845-7300

                    Lisa Curcio, Secretary
            LEXINGTON GLOBAL TECHNOLOGY FUND, INC.
    Park 80 West Plaza Two, Saddle Brook, New Jersey 07663
             -------------------------------------
            (Name and address of agent for service)
                        With a copy to:

                     Carl Frischling, Esq.
              Kramer Levin Naftalis & Frankel LLP
          919 Third Avenue, New York, New York 10022
         ----------------------------------------------

         Approximate date of proposed public offering

It is proposed that this filing will become effective May 1, 2000 pursuant to Paragraph (b) of Rule 485.
         ----------------------------------------------

The Registrant has registered an indefinite number of shares pursuant to Section 24(f) of the Investment Company Act of 1940. A Rule
24f-2 Notice for the Registrant's fiscal year ending December 31, 1999 was filed on March 31, 2000.

                                                                      Prospectus
                                                                     May 1, 2000


Lexington Global and Domestic No-Load Mutual Funds

LEXINGTON/SM/

The Securities and Exchange Commission has not approved nor disapproved the shares of any of the Funds. The Securities and Exchange Commission also has not determined whether this Prospectus is accurate or complete. Any person who tells you that the Securities and Exchange Commission has made such an approval or determination is committing a crime.


                DOMESTIC EQUITY

                Lexington Growth and Income Fund, Inc.


                INTERNATIONAL AND GLOBAL FUNDS

                Lexington Global Corporate Leaders Fund, Inc. Lexington International Fund, Inc.
                Lexington Worldwide Emerging Markets Fund, Inc. Lexington Global Technology Fund, Inc. Lexington Small Cap Asia Growth Fund, Inc. Lexington Troika Dialog Russia Fund, Inc.


                FIXED-INCOME AND
                MONEY MARKET FUNDS

                Lexington GNMA Income Fund, Inc.
                Lexington Global Income Fund
                Lexington Money Market Trust


                PRECIOUS METALS FUNDS

                Lexington Goldfund, Inc.
                Lexington Silver Fund, Inc.

 Table of Contents

       Domestic Equity Funds
        Lexington Growth and Income Fund, Inc. .............................   2
       International and Global Funds
        Lexington Global Corporate Leaders Fund, Inc. ......................   4
        Lexington International Fund, Inc. .................................   6
        Lexington Worldwide Emerging Markets Fund, Inc. ....................   8
        Lexington Global Technology Fund, Inc...............................  10
        Lexington Small Cap Asia Growth Fund, Inc. .........................  12
        Lexington Troika Dialog Russia Fund, Inc. ..........................  14
       Fixed Income Funds and Money Market Funds
        Lexington GNMA Income Fund, Inc. ...................................  16
        Lexington Global Income Fund........................................  18
        Lexington Money Market Trust........................................  20
       Precious Metals Funds
        Lexington Goldfund, Inc. ...........................................  22
        Lexington Silver Fund, Inc. ........................................  24
       Risks of Investing
        Risks of Investing in Mutual Funds..................................  26
        Risks of Investing in Securities of Small Companies.................  26
        Risks of Investing in Foreign Securities............................  27
        Risks of Investing in Lower Quality Debt Securities.................  27
        Risks of Investing in Securities of Russian Companies...............  27
        Non-diversified Portfolio...........................................  28
        Precious Metals.....................................................  28
        Temporary Defensive Position........................................  28
       Management of the Funds..............................................  29
       Shareholder Information
        Investment Options..................................................  35
        What You Need to Know About Your Lexington Account..................  36
        Becoming a Lexington Shareholder....................................  36
        Buying Additional Shares............................................  36
        Exchanging Shares...................................................  37
        Minimum Account Balance.............................................  37
        Redeeming Your Shares...............................................  38
        Redeeming by Written Instruction....................................  38
        Redeeming by Telephone..............................................  39
        Redeeming by Check..................................................  39
        Systematic Withdrawal Plan..........................................  39
        How Fund Shares are Priced..........................................  39
        Dividends and Capital Gain Distributions............................  40
        Taxes...............................................................  41
       Distribution of Fund's Shares........................................  42
       Financial Highlights.................................................  43

 Lexington Growth and Income Fund, Inc.

 Risk/Return Summary

 Investment  . The Lexington Growth and Income Fund's principal
  Objective    investment objective is long-term capital
               appreciation. Income is a secondary objective.

---------------------------

 Investment  The Lexington Growth and Income Fund, Inc. ("the Fund")
   Strategy will invest at least 65% of its total assets in common stocks of U.S. companies, which may include dividend paying securities and securities convertible into shares of common stock. The Fund seeks to invest in large, ably managed and well financed companies. The investment approach is to identify high quality companies with good earnings and price momentum which sell at attractive valuations.

             The Fund may invest the remaining 35% of its assets in foreign securities and smaller capitalization companies.

  Principal  Through stock investment, the Fund may expose you to
      Risks common stock risks which may cause you to lose money if there is a sudden decline in the share price of one or more of the companies in the Fund's portfolio. Due to the inherent effects of the stock market, the value of the Fund will fluctuate with the movement of the market as well as in response to the activities of individual companies in the Fund's portfolio.

             For a more detailed risk discussion involving investments in this Fund, please read "Risks of Investing" on page 26.

--

   DOMESTIC EQUITY
   FUNDS

                        Bar Chart and Performance Table

The bar chart and performance table below show the risks of investing in the Fund. The chart shows changes in the performance from 1990 through 1999. The table shows how the average annual return compares with the most commonly used index for its market segment for 1, 5 and 10 years (or since inception). You should remember that past performance is not an indication of future performance.

Past Fund Performance The chart at the left below shows the risk of investing in the Fund and how the Fund's total return has varied from year-to-year. The chart at the right compares the Fund's performance with the most commonly used index for its market segment. Of course, past performance is no guarantee of future results.

                                                                                 |         Average Annual Returns Through 12/31/99
                                                                                 |
                                                                                 |   Lexington Growth       15.54%  23.17%  14.62%
-10.27%  24.87%  12.36%  13.22%  -3.11%  22.57%  26.46%  30.36%  21.42%  15.54%  |   and Income Fund
------   -----   -----   -----   -----   -----   -----   -----   -----   -----   |
  1990    1991    1992    1993    1994    1995    1996    1997    1998    1999   |   Standard & Poor's 500  21.04%  28.56%  18.21%
                                                                                 |   Stock Price Index
                                                                                 |   -----------------------------------------------
                                                                                 |                          1 Year  5 Year  10 Year

During the ten year period shown in the above graph chart, the Fund's highest quarterly return was 21.95% for the fourth quarter in 1998 and the Fund's lowest quarterly return was -14.87% for the third quarter in 1990.

This table describes the fees and expenses that      Fees and
you may pay if you buy and hold shares of the        Expenses
Fund.

 Shareholder Fees (Paid directly from your investment)
 Maximum Sales Charges (Load) Imposed on Purchases (as a % of
  offering price)                                                 None
 Maximum Deferred Sales Charge (Load)                             None
 Maximum Sales Charge (Load) Imposed on Reinvested
  Dividends/Distributions                                         None
 Redemption Fee (as a % of amount redeemed, if applicable)        None
 Exchange Fee                                                     None
 30-Day Redemption/Exchange Fee                                   None
 Maximum Account Fee                                              None

 Annual Fund Operating Expenses (Paid from Fund assets)
 Management Fees                                                 0.62%
 Rule 12b-1 Fees                                                 0.25%
 Other Fees                                                      0.08%
----------------------------------------------------------------------
 Total Fund Operating Expenses                                   0.95%

Example of Expenses: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% annual return each year and that the operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year                3 Years                             5 Years                             10 Years
-----------------------------------------------------
$96.92                $302.71                             $525.50                             $1,166.38

See "Management of the Fund" for more complete descriptions of such costs and expenses.

                                                                -

 Lexington Global Corporate Leaders Fund, Inc.

 Risk/Return Summary

 Investment  . The Lexington Global Corporate Leaders Fund's
 Objective     investment objective is to seek long-term growth of
               capital through investment in equity securities and equity equivalents of foreign and U.S. companies.

---------------------------

 Investment  The Lexington Global Corporate Leaders Fund, Inc. (the
   Strategy "Fund") normally invests at least 65% of its total assets in a diversified portfolio of blue chip securities that the Manager believes represent
             "corporate leaders" in their respective industries.

             The Fund may invest in the securities of companies and governments of the following regions:

             . Asia Region (including Japan);

             . Europe;

             . Latin America;

             . Africa;

             . North America (including U.S. and Canada); and,

             . Other areas and countries as the Manager may decide
               from time to time.

             The Fund will normally invest in at least three different countries. The Fund intends to select the countries, currencies and companies that provide the greatest potential for long- term growth.

             The Fund may invest 35% of its total assets in:

             . securities of smaller capitalization companies;

             . debt securities; and

             . other investments.

  Principal  Through stock investment, the Fund may expose you to
      Risks common stock risks which may cause you to lose money if there is a sudden decline in the share price of one of the companies in the Fund's portfolio. Due to the inherent effects of stock markets, the value of the Fund will fluctuate with the movements as well as in response to the activities of individual companies in the Fund's portfolio. By investing in foreign stocks, the Fund exposes shareholders to additional risks. Some foreign stock markets tend to be more volatile than the U.S. market due to economic and political instability and regulatory conditions in these countries. In addition, most of the foreign securities in which the Fund invests are denominated in foreign currencies, whose values may decline against the U.S. dollar.

             For a more detailed risk discussion involving investments in this Fund, please read "Risks of Investing" on page 26.

--

 INTERNATIONAL FUNDS

                        Bar Chart and Performance Table

The bar chart and performance table below show the risks of investing in the Fund. The chart shows changes in the performance from 1990 through 1999. The table shows how the average annual return compares with the most commonly used index for its market segment for 1, 5 and 10 years (or since inception). You should remember that past performance is not an indication of future performance.

Past Fund Performance The chart at the left below shows the risk of investing in the Fund and how the Fund's total return has varied from year-to-year. The chart at the right compares the Fund's performance with the most commonly used index for its market segment. Of course, past performance is no guarantee of future results.

                             [BAR CHART]                                         |         Average Annual Returns Through 12/31/99
                                                                                 |
                                                                                 |   Lexington Growth       39.06%  17.93%  11.01%
-16.75%  15.55%  -3.55%  31.88%   1.84%  10.69%  16.43%   6.90%  19.06%  39.06%  |   and Corporate Leaders
------   -----   -----   -----   -----   -----   -----   -----   -----   -----   |   Fund
  1990    1991    1992    1993    1994    1995    1996    1997    1998    1999   |
                                                                                 |   Morgan Stanley Capital 25.34%  20.25%  11.96%
                                                                                 |   International World
                                                                                 |   Index
                                                                                 |   -----------------------------------------------
                                                                                 |                          1 Year  5 Year  10 Year


During the ten year period shown in the above graph chart, the Fund's highest quarterly return was 25.16% for the fourth quarter in 1999 and the Fund's lowest quarterly return was -18.32% for the third quarter in 1990.

This table describes the fees and expenses that      Fees and
you may pay if you buy and hold shares of the        Expenses
Fund.

 Shareholder Fees (Paid directly from your investment)
 Maximum Sales Charges (Load) Imposed on Purchases (as a % of
  offering price)                                                 None
 Maximum Deferred Sales Charge (Load)                             None
 Maximum Sales Charge (Load) Imposed on Reinvested
  Dividends/Distributions                                         None
 Redemption Fee (as a % of amount redeemed, if applicable)        None
 Exchange Fee                                                     None
 30-Day Redemption/Exchange Fee                                   None
 Maximum Account Fee                                              None
 Annual Fund Operating Expenses (Paid from Fund assets)
 Management Fees                                                 1.00%
 Rule 12b-1 Fees                                                  None
 Other Fees                                                      0.96%
----------------------------------------------------------------------
 Total Fund Operating Expenses                                   1.96%

Example of Expenses: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This example also assumes that your investment has a 5% annual return each year and that the operating expenses remain the same.
Although your actual costs may be higher or lower, based on these assumptions your costs would be:

 1 Year                3 Years                            5 Years                            10 Years
-----------------------------------------------------
 $198.98               $615.27                           $1,057.25                           $2,285.28

See "Management of the Fund" for more complete descriptions of such costs and expenses.

                                                                -

 Lexington International Fund, Inc.

 Risk/Return Summary

 Investment  . The Lexington International Fund's investment
 Objective     objective is to seek long-term growth of capital
               through investment in equity securities and equity equivalents of companies outside of the U.S.

---------------------------

 Investment  The Lexington International Fund, Inc. (the "Fund")
   Strategy will invest at least 65% of its total assets in securities and equivalents of companies outside of the U.S. The Fund generally invests the remaining 35% of its total assets in a similar manner, but may invest those assets in companies in the United States, in debt securities or other investments.

             The Fund intends to provide investors with the opportunity to invest in a portfolio of securities of companies and governments located throughout the world. In making the allocation of assets among the various countries and geographic regions, the Fund considers such factors as prospects for relative economic-growth; expected levels of inflation and interest rates; government policies influencing business conditions; the range of investment opportunities available to international investors; and other pertinent financial, tax, social, political and national factors -- all in relation to the prevailing prices of the securities in each country or region. The Fund does not anticipate concentrating its investments in any particular region.

  Principal  Through stock investment, the Fund may expose you to
      Risks common stock risks which may cause you to lose money if there is a sudden decline in the share price of one or more of the companies in the Fund's portfolio. Due to the inherent effects of stock markets, the value of the Fund will fluctuate with the movement of the markets as well as in response to the activities of individual companies in the Fund's portfolio. By investing in foreign stocks, the Fund exposes shareholders to additional risks. Foreign stock markets tend to be more volatile than the U.S. market due to economic and political instability and regulatory conditions in some countries. In addition, most of the foreign securities in which the Fund invests are denominated in foreign currencies, whose values may decline against the U.S. dollar.

             For a more detailed risk discussion involving investments in this Fund, please read "Risks of Investing" on page 26.

--

 INTERNATIONAL FUNDS

                        Bar Chart and Performance Table

The bar chart and performance table below show the risks of investing in the Fund. The chart shows changes in the performance since inception (01/03/94) through 1999. The table shows how the average annual return compares with the most commonly used index for its market segment for 1, 5 and 10 years (or since inception). You should remember that past performance is not an indication of future performance.

Past Fund Performance The chart at the left below shows the risk of investing in the Fund and how the Fund's total return has varied from year-to-year. The chart at the right compares the Fund's performance with the most commonly used index for its market segment. Of course, past performance is no guarantee of future results.

                             [BAR CHART]           |         Average Annual Returns Through 12/31/99
                                                   |
                                                   |   Lexington International 47.85%  16.52%  14.69%
 5.87%   5.77%  13.57%   1.61%  19.02%  47.85%     |   Fund
-----   -----   -----   -----   -----   -----      |
 1994    1995    1996    1997    1998    1999      |   Morgan Stanley Capital  27.30%  13.15%  12.30%
                                                   |   International (EAFE)
                                                   |   Index
                                                   |   -----------------------------------------------
                                                   |                          1 Year  5 Year    Since
                                                   |                                          Inception
                                                   |                                          (01/03/94)

During the six year period shown in the above graph chart, the Fund's highest quarterly return was 27.01% for the fourth quarter in 1999 and the Fund's lowest quarterly return was -10.65% for the fourth quarter in 1997.

                                                     Fees and
                                                     Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

 Shareholder Fees (Paid directly from your investment)
 Maximum Sales Charges (Load) Imposed on Purchases (as a % of
  offering price)                                                   None
 Maximum Deferred Sales Charge (Load)                               None
 Maximum Sales Charge (Load) Imposed on Reinvested
  Dividends/Distributions                                           None
 Redemption Fee (as a % of amount redeemed, if applicable)          None
 Exchange Fee                                                       None
 30-Day Redemption/Exchange Fee                                     None
 Maximum Account Fee                                                None
 Annual Fund Operating Expenses (Paid from Fund assets)
 Management Fees                                                   1.00%
 Rule 12b-1 Fees                                                   0.25%
 Other Fees                                                        0.73%
------------------------------------------------------------------------
 Total Fund Operating Expenses                                     1.98%

Example of Expenses: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This example also assumes that your investment has a 5% annual return each year and that the operating expenses remain the same.
Although your actual costs may be higher or lower, based on these assumptions your costs would be:

 1 Year                3 Years                            5 Years                            10 Years
-----------------------------------------------------
 $200.99               $621.36                           $1,067.51                           $2,306.25

See "Management of the Fund" for more complete descriptions of such costs and expenses.

                                                                -

 Lexington Worldwide Emerging Markets Fund, Inc.

 Risk/Return Summary

 Investment  . The Lexington Worldwide Emerging Markets Fund's
  Objective    investment objective is to seek long-term growth of
               capital primarily through investment in equity securities and equity equivalents of emerging market companies.

---------------------------

 Investment  The Lexington Worldwide Emerging Markets Fund, Inc.
   Strategy (the "Fund") will invest at least 65% of its total assets according to its investment objective. The Fund's definition of emerging markets includes, but is not limited to, the following:

             . Africa: Botswana, Egypt, Ghana, Ivory Coast, Kenya,
               Mauritius, Morocco, Namibia, South Africa, Swaziland, Tunisia, Zambia and Zimbabwe;

             . Asia: Bahrain, Bangladesh, China, Hong Kong, India,
               Indonesia, Malaysia, Pakistan, the Philippines,
               Singapore, South Korea, Sri Lanka, Taiwan and
               Thailand;

             . Europe: Croatia, Cyprus, Czech Republic, Estonia,
               Finland, Greece, Hungary, Latvia, Lithuania, Poland, Portugal, Romania, Russia, Slovakia and Slovenia;

             . The Middle East: Israel, Jordan, Lebanon, Oman and
               Turkey;

             . Latin America: Argentina, Bolivia, Brazil, Chile,
               Colombia, Ecuador, Mexico, Nicaragua, Peru and
               Venezuela.

             The Manager of the Fund considers an emerging markets company to be any company domiciled in an emerging market country, or any company that derives 50% or more of its total revenue from either goods or services produced or sold in countries with emerging markets.

             The Fund may invest the remaining 35% of its assets in equity securities without regard to whether the issuer qualifies as an emerging market company, debt securities denominated in the currency of an emerging market country or issued or guaranteed by an emerging market company or the government of an emerging market country, short-term or medium-term debt securities or other types of securities.

             The Fund's investment approach is to focus on positive returns through long-term capital gains. The investment strategy is based on a top-down approach that compares macro trends, such as economics, politics, industry trends, and commodity trends on a relative basis. Countries are grouped regionally and globally and ranked based on their macro scores. Once specific countries are identified as relative outperformers, specific companies are selected as investments. The selection process for selecting individual companies is based on fundamental research, industry themes, and identifying specific catalysts for growth.

  Principal  Through stock investment, the Fund may expose you to
      Risks common stock risks which may cause you to lose money if there is a sudden decline in the share price of one of the companies in the Fund's portfolio. In addition, the risks of investing in emerging markets are considerable. Emerging stock markets tend to be more volatile than the U.S. market due to the relative immaturity, and occasional instability, of their political and economic systems. In the past many emerging markets restricted the flow of money into or out of their stock markets, and some continue to impose restrictions on foreign investors. These markets tend to be less liquid and offer less regulatory protection for investors. The economies of emerging countries may be predominately based on only a few industries or on revenue from particular commodities, international aid and other assistance. In addition, most of the foreign securities in which the Fund invests are denominated in foreign currencies, whose values may decline against the U.S. dollar.

             For a more detailed risk discussion involving investments in this Fund, please read "Risks of Investing" on page 26.

--

 INTERNATIONAL FUNDS

                        Bar Chart and Performance Table

The bar chart and performance table below show the risks of investing in the Fund. The chart shows changes in the performance from 1990 through 1999*. The table shows how the average annual return compares with the most commonly used index for its market segment for 1, 5 and 10 years (or since inception). You should remember that past performance is not an indication of future performance.

* Prior to June 17, 1991, the Fund operated under a different investment objective.

Past Fund Performance The chart at the left below shows the risk of investing in the Fund and how the Fund's total return has varied from year-to-year. The chart at the right compares the Fund's performance with the most commonly used index for its market segment. Of course, past performance is no guarantee of future results.

                             [BAR CHART]                                         |         Average Annual Returns Through 12/31/99
                                                                                 |
                                                                                 |   Lexington Worldwide     112.58%   6.18%   7.68%
-14.44%  24.19%   3.77%  63.37% -13.81%  -5.93%   7.38% -11.40% -29.06% 112.58%  |   Emerging Markets Fund
------   -----   -----   -----  ------   -----   -----  ------  ------  ------   |
  1990    1991    1992    1993    1994    1995    1996    1997    1998    1999   |   Morgan Stanley Emerging  66.41%   2.00%  11.05%
                                                                                 |   Markets Free Index
                                                                                 |
                                                                                 |   Morgan Stanley Capital   27.30%  13.15%   7.33%
                                                                                 |   International (EAFE)
                                                                                 |   Index
                                                                                 |   -----------------------------------------------
                                                                                 |                          1 Year  5 Year  10 Year

During the ten year period shown in the above graph chart, the Fund's highest quarterly return was 78.49% for the fourth quarter in 1999 and the Fund's lowest quarterly return was -26.18% for the third quarter in 1998.

This table describes the fees and expenses that      Fees and
you may pay if you buy and hold shares of the        Expenses
Fund.

 Shareholder Fees (Paid directly from your investment)
 Maximum Sales Charges (Load) Imposed on Purchases (as a % of
  offering price)                                                   None
 Maximum Deferred Sales Charge (Load)                               None
 Maximum Sales Charge (Load) Imposed on Reinvested
  Dividends/Distributions                                           None
 Redemption Fee (as a % of amount redeemed, if applicable)          None
 Exchange Fee                                                       None
 30-Day Redemption/Exchange Fee                                     None
 Maximum Account Fee                                                None
 Annual Fund Operating Expenses (Paid from Fund assets)
 Management Fees                                                   1.00%
 Rule 12b-1 Fees                                                   0.25%
 Other Fees                                                        0.75%
------------------------------------------------------------------------
 Total Fund Operating Expenses                                     2.00%

Example of Expenses: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This example also assumes that your investment has a 5% annual return each year and that the operating expenses remain the same.
Although your actual costs may be higher or lower, based on these assumptions your costs would be:

 1 Year                3 Years                            5 Years                            10 Years
-----------------------------------------------------
 $203.00               $627.45                           $1,077.75                           $2,327.17

See "Management of the Fund" for more complete descriptions of such costs and expenses.

                                                                -

 Lexington Global Technology Fund a series of Lexington Global Technology Fund, Inc.

 Risk/Return Summary

 Investment  The Lexington Global Technology Fund's investment
  Objective  objective is to seek long term growth of capital. This objective may not be changed without the approval of shareholders, and there is no assurance that the Fund will achieve its objective.

---------------------------

 Investment  The Fund seeks to achieve its objective by investing at
   Strategy least 80% of its total assets in equity securities or equity equivalents of technology or information infrastructure related companies. The Manager considers technology or information age companies to be in the following sectors: biotechnology, broadcasting and media content, computers, electronic components and equipment, electronic commerce and data services, data processing, information systems, internet, medical technology, networking, office automation, on-line services, semiconductors, semiconductor capital equipment, server hardware producers, software companies, telecommunications, telecommunications equipment and services, and companies involved in the distribution, servicing, science and development of these industries.

             The Fund expects that such companies will be located within Africa, Asia, Europe, the Middle East and Latin America. However, the Fund is not limited to these countries and may invest in any country so long as it meets the Fund's objective. Many of the regions in which the Fund will invest will include emerging market countries.

             The Fund's management uses a "bottom-up" approach in stock selection focusing on those companies that it believes have rising earnings expectations and rising valuations. The Fund seeks growth companies with long-term capital appreciation potential. In selecting individual securities the Manager looks for companies that it believes display or are expected to display the following characteristics:

             .Robust growth prospects

             .High profit margins or return on capital

             .Attractive valuations relative to expected earnings or cash flow

             .Quality management

             .Unique technological and competitive advantages

             The Fund generally sells a stock if the Manager believes that its target price has been reached, its earnings are disappointing, its revenue growth has slowed or its underlying fundamentals have deteriorated. In addition, the Manager will overlay a top-down macro economic and political screening process in order to assess country specific risks and enhance returns. The Fund may invest in larger, more established companies or in smaller or unseasoned companies.

             The Fund may invest the remaining 20% of its assets in debt securities denominated in U.S. or foreign currencies.

  Principal  Through stock investment, the Fund may expose you to
      Risks common stock risks which may cause you to lose money if there is a sharp or sudden decline in the share price of one of the companies in the Fund's portfolio. Investments in companies in the rapidly changing fields of technology and science face special risks such as competitive pressures and technological obsolescence and may be subject to greater governmental regulation than

--

 INTERNATIONAL FUNDS

many other industries. In addition, the risks of investing in foreign markets, especially emerging markets are considerable. Emerging stock markets tend to be more volatile than the U.S. market due to the relative immaturity, and occasional instability, of the countries political and economic systems. In the past many emerging markets restricted the flow of money into or out of their stock markets, and some continue to impose restrictions on foreign investors. These markets tend to be less liquid and offer less regulatory protection for investors. The economies of emerging countries may be predominately based on only a few industries or on revenue from particular commodities, international aid and other assistance. In addition, most of the foreign securities in which the Fund invests are denominated in foreign currencies, whose values may decline against the U.S. dollar. The Fund is a non-diversified investment company. There is additional risk associated with being non-diversified, since a greater proportion of total assets may be invested in a single company.

For a more detailed discussion involving
investments in the Fund, please read "Risks of       Fees and
Investing" on page 26.                               Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

 Shareholder Fees (Paid directly from your investment)
 Maximum Sales Charges (Load) Imposed on Purchases (as a % of
  offering price)                                                   None
 Maximum Deferred Sales Charge (Load)                               None
 Maximum Sales Charge (Load) Imposed on Reinvested
  Dividends/Distributions                                           None
 Redemption Fee (as a % of amount redeemed, if applicable)+        2.00%
 Exchange Fee                                                       None
 Maximum Account Fee                                                None
 Annual Fund Operating Expenses (Paid from Fund assets)
 Management Fees                                                   1.25%
 Rule 12b-1 Fees                                                    None
 Other Fees                                                        1.75%
------------------------------------------------------------------------
 Total Fund Operating Expenses*                                    3.00%

+ The 2.00% redemption fee only applies to shares
  held less than 90 days.
* The Manager has agreed to voluntarily waive a portion of the management fee so that total net operating expenses do not exceed 2.50%.

Example of Expenses: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% annual return each year and that the operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

 1 Year                                                                3 Years
-----------------------------------------------------
 $253.13                                                               $778.52

See "Management of the Fund" for more complete descriptions of such costs and expenses.

                                                                -

 Lexington Small Cap Asia Growth Fund, Inc.

 Risk/Return Summary

 Investment  . The Lexington Small Cap Asia Growth Fund's investment
  Objective    objective is to seek long-term capital appreciation
               primarily by investing in equity securities and equity equivalents of companies in the Asia Region having market capitalizations of less than $1 billion.

---------------------------

 Investment  The Lexington Small Cap Asia Growth Fund, Inc. (the
   Strategy "Fund") will normally invest at least 65% of its total assets in equity securities of smaller companies in the Asia Region. The Fund will primarily invest in listed securities but may also invest in unlisted securities.

             The Fund intends to invest primarily in companies which:

             .have proven management;

             .are undervalued and under-researched by the investment community;

             .are within industry sectors with strong growth prospects; and

             . which have potential investment returns that are
               superior to the Asian market as a whole.

             .companies with market capitalizations of $1 billion or more;

             .companies outside the Asia Region (e.g. Australia or
             New Zealand);

             .debt securities; and

             .other investments.

             The Fund considers the following countries to be in the Asia Region:(1)

             Bangladesh    India     Malaysia     Singapore  Taiwan
             China         Indonesia Pakistan     Sri Lanka  Thailand
             Hong Kong     Korea     The          Vietnam
                                     Philippines

             The Fund will normally invest in at least three different countries. The Fund does not intend to invest in Japanese securities.

  Principal  Through stock investment, the Fund may expose you to
      Risks common stock risks which may cause you to lose money if there is a sudden decline in the share price in one of the companies in the Fund's portfolio. The Fund's volatility may be increased by its heavy concentration in emerging Asian markets as they tend to be much more volatile than the U.S. market due to their relative immaturity and instability. The economies of emerging countries may be predominately based on only a few industries or on revenue from particular commodities, international aid and other assistance. Some emerging Asian countries, such as Malaysia in 1998, have restricted the flow or money into or out of the country. Emerging markets also tend to be less liquid and offer less regulatory protection for investors. Since mid-1997 Asia has faced serious economic problems and disruptions, causing substantial losses for some investors. Also, most of the securities in which the Fund invests are denominated in foreign currencies, whose values may decline against the U.S. dollar.

             For a more detailed risk discussion involving investments in this Fund, please read "Risks of Investing" on page 26.

             (1) The Fund considers a company to be within the Asia Region if its principal securities' trading market is located in the Asia Region.

--

 INTERNATIONAL FUNDS

                        Bar Chart and Performance Table

The bar chart and performance table below show the risks of investing in the Fund. The chart shows changes in the performance since inception (07/03/95) through 12/31/99. The table shows how the average annual return compares with the most commonly used index for its market segment for 1, 5 and 10 years (or since inception). You should remember that past performance is not an indication of future performance.

Past Fund Performance The chart at the left below shows the risk of investing in the Fund and how the Fund's total return has varied from year-to-year. The chart at the right compares the Fund's performance with the most commonly used index for its market segment. Of course, past performance is no guarantee of future results.

               [BAR CHART]                    |     Average Annual Returns Through 12/31/99
                                              |
                                              |   Lexington Small Cap          57.29%  -2.38%
-4.39%  25.50% -42.32% -19.41%  57.29%        |   Asia Growth Fund
-----   -----  ------  ------   -----         |
 1995    1996    1997    1998    1999         |   MSCI All Country Far East    67.83%   0.47%
                                              |   ex-Japan Index
                                              |
                                              |   Morgan Stanley Capital       27.30%  13.99%
                                              |   International (EAFE) Index
                                              |   ---------------------------------------------
                                              |                                1 Year   Since
                                              |                                       Inception
                                              |                                       (07/03/95)

During the five year period shown in the above graph chart, the Fund's highest quarterly return was 39.57% for the second quarter in 1999 and the Fund's lowest quarterly return was -41.41% for the fourth quarter in 1997.

This table describes the fees and expenses that      Fees and
you may pay if you buy and hold shares of the        Expenses
Fund.

Shareholder Fees (Paid directly from your investment)
 Maximum Sales Charges (Load) Imposed on Purchases (as % of
  offering price)                                                 None
 Maximum Deferred Sales Charge (Load)                             None
 Maximum Sales Charge (Load) Imposed on Reinvested
  Dividends/Distributions                                         None
 Redemption Fee (as % of amount redeemed, if applicable)          None
 Exchange Fee                                                     None
 30-Day Redemption/Exchange Fee                                   None
 Maximum Account Fee                                              None
This table describes the fees and expenses that
you may pay if you buy and hold shares of the
Fund.

Annual Fund Operating Expenses (Paid from Fund assets)*
 Management Fees                                                 1.25%
 Rule 12b-1 Fees                                                  None
 Other Fees                                                      1.75%
----------------------------------------------------------------------
Total Fund Operating Expenses                                    3.00%

* In 1999, 0.50% of the management fee was voluntarily waived by the Manager, and as a result, net expenses were actually 2.50%.

Example of Expenses: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This example also assumes that your investment has a 5% annual return each year and that the operating expenses remain the same.
Although your actual costs may be higher or lower, based on these assumptions your costs would be:

 1 Year               3 Years                           5 Years                            10 Years
----------------------------------------------------------------------------------------------------
$ 303.00              $ 927.30                         $ 1,576.82                         $ 3,317.77

See "Management of the Fund" for more complete descriptions of such costs and expenses.

                                                                -

 Lexington Troika Dialog Russia Fund, Inc.


 Risk/Return Summary

 Investment  . The Lexington Troika Dialog Russia Fund's investment
  Objective    objective is to seek long-term capital appreciation
               through investment primarily in equity securities of Russian companies.

---------------------------

 Investment  The Lexington Troika Dialog Russia Fund, Inc. (the
   Strategy "Fund") seeks to achieve its objective by investing at least 65% of its total assets in equity securities and equity equivalents of Russian companies. The Fund may invest the other 35% of its total assets in debt securities issued by Russian companies and debt securities issued or guaranteed by the Russian government. The Fund may also invest in the equity securities of issuers outside of Russia which the Fund believes will experience growth in revenue and profits from participation in the development of the economies of the former Soviet Union.

  Principal  The Fund's investments will include investments in
      Risks Russian companies that have characteristics and business relationships common to companies outside of Russia, and as a result, outside economic forces may cause fluctuations in the value of securities held by the Fund.

             Additional risks associated with investing in securities of Russian issuers include:

             . The lack of available reliable financial information
               which has been prepared and audited in accordance with U.S. or Western European generally accepted accounting principles and auditing standards;

             . The extremely volatile and often illiquid nature of
               the secondary market for Russian securities;

             . A cumbersome share registration system for recording
               ownership of Russian securities which may adversely affect a person's ability to prove ownership.

             . The potential for unfavorable action such as
               expropriation, dilution, devaluation, default or excessive taxation by the Russian government or any of its agencies or political subdivisions with respect to investments in Russian securities by or for the benefit of foreign entities.

             The Fund is a non-diversified investment company. There is additional risk associated with being non-diversified, since a greater proportion of total assets may be invested in a single company.

             For a more detailed risk discussion involving investments in this Fund, please read "Risks of Investing" on page 26.

--

 INTERNATIONAL FUNDS


                        Bar Chart and Performance Table

The bar chart and performance table below show the risks of investing in the Fund. The chart shows changes in the performance since inception (07/03/96) through 12/31/99. The table shows how the average annual return compares with the most commonly used index for its market segment for 1, 5 and 10 years (or since inception). You should remember that past performance is not an indication of future performance.

Past Fund Performance The chart at the left below shows the risk of investing in the Fund and how the Fund's total return has varied from year-to-year. The chart at the right compares the Fund's performance with the most commonly used index for its market segment. Of course, past performance is no guarantee of future results.

         [BAR CHART]               |         Average Annual Returns Through 12/31/99
                                   |
                                   |   Lexington Troika Dialog   159.76%  -9.47%
-9.01%  67.50% -82.99% 159.76%     |   Russia Fund
-----   -----  ------  ------      |
 1996    1997    1998    1999      |   Moscow Times              243.06%  -0.16%
                                   |   (MT) Index
                                   |
                                   |   Russian Trading System    201.56%  -6.85%
                                   |   (RTS) Index
                                   |   -----------------------------------------------
                                   |                             1 Year    Since
                                   |                                      Inception
                                   |                                      (07/03/96)

During the ten year period shown in the above graph chart, the Fund's highest quarterly return was 95.36% for the fourth quarter in 1999 and the Fund's lowest quarterly return was -64.89% for the third quarter in 1998.



                                                     Fees and
                                                     Expenses


This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (Paid directly from your investment)
 Maximum Sales Charges (Load) Imposed on Purchases (as a % of
  offering price)                                                 None
 Maximum Deferred Sales Charge (Load)                             None
 Maximum Sales Charge (Load) Imposed on Reinvested
  Dividends/Distributions                                         None
 Redemption Fee (as a % of amount redeemed, if applicable)+      2.00%
 Exchange Fee                                                     None
 30-Day Redemption/Exchange Fee                                   None
 Maximum Account Fee                                              None

Annual Fund Operating Expenses (Paid from Fund assets)*
 Management Fees                                                 1.25%
 Rule 12b-1 Fees                                                 0.25%
 Other Fees                                                      1.82%
----------------------------------------------------------------------
Total Fund Operating Expenses                                    3.32%

* In 1999, expenses were reduced by 1.09% as a result of redemption fee proceeds. Net expenses were actually 2.23%.
+ The 2.00% redemption fee only applies to shares held less than 365 days.

Example of Expenses: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This example also assumes that your investment has a 5% annual return each year and that the operating expenses remain the same.
Although your actual costs may be higher or lower, based on these assumptions your costs would be:

 1 Year                3 Years                           5 Years                          10 Years
----------------------------------------------------------------------------------------------------------
 $538.15              $1,021.33                         $1,731.14                         $3,612.67

You would pay the following expenses if you did not redeem your shares:

 1 Year                3 Years                           5 Years                          10 Years
----------------------------------------------------------------------------------------------------------
 $334.79              $1,021.33                         $1,731.14                         $3,612.67

See "Management of the Fund" for more complete descriptions of such costs and expenses.

                                                                -

 Lexington GNMA Income Fund, Inc.

 Risk/Return Summary

 Investment  . The Lexington GNMA Income Fund's investment objective
  Objective    is to seek a high level of current income, consistent
               with liquidity and safety of principal, through investment primarily in mortgage-backed GNMA ("Ginnie
               Mae") Certificates that are guaranteed as to the timely payment of principal and interest by the United States Government.

---------------------------

 Investment  Under normal conditions, the Lexington GNMA Income
   Strategy Fund, Inc. (the "Fund") will invest at least 80% of the value of its total assets in Government National Mortgage Association ("GNMA") mortgage-backed securities (also known as "GNMA Certificates").(2) The remaining assets of the Fund will be invested in other securities issued or guaranteed by the U.S. Government, including U.S. Treasury securities.

  Principal
      Risks Through investment in GNMA securities, the Fund may expose you to certain risks which may cause you to lose money. Mortgage prepayments are affected by the level of interest rates and other factors, including general economic conditions and the underlying location and age of the mortgage. In periods of rising interest rates, the prepayment rate tends to decrease, lengthening the average life of a pool of GNMA securities. In periods of falling interest rates, the prepayment rate tends to increase, shortening the life of a pool. Because prepayments of principal generally occur when interest rates are declining, it is likely that the Fund may have to reinvest the proceeds of prepayments at lower interest rates than those of their previous investments. If this occurs, the Fund's yields will decline correspondingly.

             For a more detailed risk discussion involving investments in this Fund, please read "Risks of Investing" on page 26.

             (2) Please refer to the statement of additional
                 information for a complete description of GNMA certificates and Modified Pass through GNMA Certificates. The Fund intends to use the proceeds from principal payments to purchase additional GNMA Certificates or other U.S. Government guaranteed securities.

--

 FIXED-INCOME FUNDS AND MONEY MARKET FUNDS

                        Bar Chart and Performance Table

The bar chart and performance table below show the risks of investing in the Fund. The chart shows changes in the performance from 1990 through 1999. The table shows how the average annual return compares with the most commonly used index for its market segment for 1, 5 and 10 years (or since inception). You should remember that past performance is not an indication of future performance.

Past Fund Performance The chart at the left below shows the risk of investing in the Fund and how the Fund's total return has varied from year-to-year. The chart at the right compares the Fund's performance with the most commonly used index for its market segment. Of course, past performance is no guarantee of future results.

                             [BAR CHART]                                         |         Average Annual Returns Through 12/31/99
                                                                                 |
                                                                                 |   Lexington GNMA    0.58%     7.87%     7.47%
  9.23%  15.75%   5.19%   8.06%  -2.07%  15.91%   5.71%  10.20%   7.52%   0.58%  |   Income Fund
------   -----   -----   -----   -----   -----   -----  ------  ------   -----   |
  1990    1991    1992    1993    1994    1995    1996    1997    1998    1999   |   Lehman Brothers   1.86%     7.98%     7.78%
                                                                                 |   Mortgage-Backed
                                                                                 |   Securities Index
                                                                                 |   -----------------------------------------------
                                                                                 |                     1 Year    5 Year    10 Year

During the ten year period shown in the above graph chart, the Fund's highest quarterly return was 5.85% for the third quarter in 1991 and the Fund's lowest quarterly return was -2.42% for the first quarter in 1994.

This table describes the fees and expenses that    Fees and
you may pay if you buy and hold shares of the      Expenses
Fund.

Shareholder Fees (Paid directly from your investment)
 Maximum Sales Charges (Load) Imposed on Purchases (as a % of
  offering price)                                                 None
 Maximum Deferred Sales Charge (Load)                             None
 Maximum Sales Charge (Load) Imposed on Reinvested
  Dividends/Distributions                                         None
 Redemption Fee (as a % of amount redeemed, if applicable)        None
 Exchange Fee                                                     None
 30-Day Redemption/Exchange Fee                                   None
 Maximum Account Fee                                              None
Annual Fund Operating Expenses (Paid from Fund assets)
 Management Fees                                                 0.54%
 Rule 12b-1 Fees                                                  None
 Other Fees                                                      0.45%
----------------------------------------------------------------------
Total Fund Operating Expenses                                    0.99%

Example of Expenses: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This example also assumes that your investment has a 5% annual return each year and that the operating expenses remain the same.
Although your actual costs may be higher or lower, based on these assumptions your costs would be:

 1 Year                3 Years                            5 Years                             10 Years
----------------------------------------------------------------------------------------------------------
 $100.98               $ 315.27                           $ 547.08                           $ 1,213.00

See "Management of the Fund" for more complete descriptions of such costs and expenses.

                                                                -

 Lexington Global Income Fund


 Risk/Return Summary

 Investment  . The Lexington Global Income Fund's investment
  Objective    objective is to seek high current income. Capital
               appreciation is a secondary objective. The Lexington
               Global Income Fund invests in a combination of foreign and domestic high-yield, lower rated or unrated debt securities.

---------------------------

 Investment  The Lexington Global Income Fund (the "Fund") invests
   Strategy in a variety of foreign and domestic high yield, lower rated or unrated debt securities.

             The Fund, under normal conditions, invests substantially all of its assets in lower rated or unrated debt securities of domestic companies, companies in developed foreign countries, and companies in emerging markets. The credit quality of the foreign debt securities which the Fund intends to buy is generally equal to U.S. corporate debt securities known as "junk bonds". The debt securities in which the Fund invests consist of bonds, notes, debentures and other similar instruments. The Fund may invest in debt securities issued by foreign governments, their agencies and instrumentalities, central banks, commercial banks and other corporate entities. The Fund may invest up to 100% of its total assets in domestic and foreign debt securities that are rated below investment grade or are of comparable quality. The Fund may also invest in securities that are in default as to payment of principal and/or interest, and bank loan participations and assignments.

             The Fund's investment strategy stresses diversification to help reduce the Fund's price volatility. Global fixed income securities are divided into four categories. The categories reflect whether the securities are U.S. dollar denominated or not and whether borrowers are in developed markets or emerging markets. The Fund then seeks to select the best values in each of these four segments. The balance the Fund maintains between these sectors attempts to limit the price volatility.

  Principal  Through investment in bonds, the Fund may expose you to
      Risks certain risks which may cause you to lose money. Junk bonds have a higher risk of default, tend to be less liquid, and may be more difficult to value. The Fund could lose money because of foreign government actions, political instability, or lack of adequate and accurate information. Currency and investment risks tend to be higher in emerging markets.

             The Fund is a non-diversified investment company. There is additional risk associated with being non-diversified, since a greater proportion of total assets may be invested in a single company.

             For a more detailed risk discussion involving investments in this Fund, please read "Risks of Investing" on page 26.

--

 FIXED-INCOME FUNDS AND MONEY MARKET FUNDS


                        Bar Chart and Performance Table

The bar chart and performance table below show the risks of investing in the Fund. The chart shows changes in the performance from 1990 through 1999.* The table shows how the average annual return compares with the most commonly used index for its market segment for 1, 5 and 10 years (or since inception). You should remember that past performance is not an indication of future performance.

* Prior to December 31, 1994, the Fund operated under a different investment objective.

Past Fund Performance The chart at the left below shows the risk of investing in the Fund and how the Fund's total return has varied from year-to-year. The chart at the right compares the Fund's performance with the most commonly used index for its market segment. Of course, past performance is no guarantee of future results.

                             [BAR CHART]                                         |         Average Annual Returns Through 12/31/99
                                                                                 |
                                                                                 |   Lexington Global       -0.31%   9.04%   7.16%
  6.62%  10.03%   6.51%  10.90%  -6.52%  20.10%  13.33%   5.00%   8.21%  -0.31%  |   Income Fund
------   -----   -----   -----   -----   -----   -----   -----   -----   -----   |
  1990    1991    1992    1993    1994    1995    1996    1997    1998    1999   |   Lehman Brothers        -0.99%   7.88%   8.51%
                                                                                 |   Global Treasury Index
                                                                                 |   -----------------------------------------------
                                                                                 |                          1 Year  5 Year  10 Year
                                                                                 |

During the ten year period shown in the above graph chart, the Fund's highest quarterly return was 8.76% for the second quarter in 1995 and the Fund's lowest quarterly return was -6.61% for the first quarter in 1994.

                                                     Fees and
                                                     Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (Paid directly from your investment)
 Maximum Sales Charges (Load) Imposed on Purchases (as % of
  offering price)                                                 None
 Maximum Deferred Sales Charge (Load)                             None
 Maximum Sales Charge (Load) Imposed on Reinvested
  Dividends/Distributions                                         None
 Redemption Fee (as % of amount redeemed, if applicable)          None
 Exchange Fee                                                     None
 30-Day Redemption/Exchange Fee                                   None
 Maximum Account Fee                                              None
Annual Fund Operating Expenses (Paid from Fund assets)
 Management Fees                                                 1.00%
 Rule 12b-1 Fees                                                 0.25%
 Other Fees                                                      0.61%
----------------------------------------------------------------------
Total Fund Operating Expenses                                    1.86%

Example of Expenses: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This example also assumes that your investment has a 5% annual return each year and that the operating expenses remain the same.
Although your actual costs may be higher or lower, based on these assumptions your costs would be:

 1 Year               3 Years                           5 Years                            10 Years
-----------------------------------------------------
 $188.92              $ 584.74                         $ 1,005.81                         $ 2,179.77

See "Management of the Fund" for more complete descriptions of such costs and expenses.

                                                                -

 Lexington Money Market Trust

 Risk/Return Summary

 Investment  . The Lexington Money Market Trust's investment
  Objective    objective is to seek as high a level of current
               income from short-term investments as is consistent with the preservation of capital and liquidity. The
               Lexington Money Market Trust seeks to maintain a stable net asset value of $1 per share.

---------------------------

 Investment  The Lexington Money Market Trust (the "Fund") will
   Strategy invest in short-term money market instruments that have been rated in one of the two highest rating categories by both S&P and Moody's, both major rating agencies. The Fund invests in short-term money market instruments (those with a remaining maturity of 397 days or less) that offer attractive yields and are considered to be undervalued relative to issues of similar credit quality and interest rate sensitivity.

             The Fund will also insure that its money market instruments average weighted maturities do not exceed 90 days.

  Principal  An investment in the Fund is not insured or guaranteed
      Risks by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

--

 MONEY MARKET FUNDS

                                                     Fees and
For information on the Fund's 7-day yield please     Expenses
call the Fund at 1-800-526-0056. You should remember that past performance is not an indication of future performance.

Shareholder Fees (Paid directly from your investment)
 Maximum Sales Charges (Load) Imposed on Purchases (as a % of
  offering price)                                                 None
 Maximum Deferred Sales Charge (Load)                             None
 Maximum Sales Charge (Load) Imposed on Reinvested
  Dividends/Distributions                                         None
 Redemption Fee (as a % of amount redeemed, if applicable)        None
 Exchange Fee                                                     None
 30-Day Redemption/Exchange Fee                                   None
 Maximum Account Fee                                              None
Annual Fund Operating Expenses (Paid from Fund assets)*
 Management Fees                                                 0.50%
 Rule 12b-1 Fees                                                  None
 Other Fees                                                      0.51%
----------------------------------------------------------------------
Total Fund Operating Expenses                                    1.01%
 Fee Waiver and/or Expense Reimbursement                         0.01%
Net Expenses                                                     1.00%

* Lexington Management Corporation has
  contractually agreed to reduce its management fee in order to limit the Fund's annual total operating expenses (exclusive of taxes and interest) to 1.00%. This agreement has a one-year term, renewable at the end of each fiscal year.

Example of Expenses: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This example also assumes that your investment has a 5% annual return each year and that the operating expenses remain the same.
Although your actual costs may be higher or lower, based on these assumptions your costs would be:

 1 Year                 3 Years                             5 Years                             10 Years
-----------------------------------------------------
 $102.00                $318.40                             $552.46                             $1,224.62

See "Management of the Fund" for more complete descriptions of such costs and expenses.

                                                                -

 Lexington Goldfund, Inc.

 Risk/Return Summary

 Investment  . The Lexington Goldfund's investment objective is to
  Objective    attain capital appreciation and such hedge against
               the loss of buying power of the U.S. Dollar as may be obtained through investment in gold and securities of companies engaged in mining or processing gold throughout the world.

---------------------------

 Investment  Under normal conditions the Lexington Goldfund, Inc.
   Strategy (the "Fund") will invest at least 65% of the value of its total assets in gold and the equity securities of companies engaged in mining or processing gold ("gold-related securities"). The Fund may also invest in other precious metals, including platinum, palladium and silver. The Fund intends to invest less than half of the value of its assets in gold and other precious metals.

             The Fund's performance and ability to meet its objective will be largely dependent on the market value of gold. The portfolio manager seeks to maximize on advances and minimize on declines by monitoring and anticipating shifts in the relative values of gold related companies throughout the world. A substantial portion of the Fund's investments will be in the securities of foreign issuers.

  Principal  Through stock investment, the Fund may expose you to
      Risks common stock risks which may cause you to lose money if there is a sudden decline in the share price in one of the companies in the Fund's portfolio. Due to the inherent effects of the stock market, the value of the Fund will fluctuate with the movement of the market as well as in response to the activities of individual companies in the Fund's portfolio. In addition, the Fund's focus on precious metals and precious metal stocks may expose the investor to additional risks. The market for gold or other precious metals is concentrated in countries that have the potential for instability and the market for gold and other precious metals is widely unregulated. As a result, the price of precious gold and precious metal stocks, and therefore the Fund, may fluctuate significantly.

             The Fund is a non-diversified investment company. There is additional risk associated with being non-diversified, since a greater proportion of total assets may be invested in a single company.

             For a more detailed risk discussion involving investments in this Fund, please read "Risks of Investing" on page 26.

--

 PRECIOUS METAL FUNDS


                        Bar Chart and Performance Table

The bar chart and performance table below show the risks of investing in the Fund. The chart shows changes in the performance from 1990 through 1999. The table shows how the average annual return compares with the most commonly used index for its market segment for 1, 5 and 10 years (or since inception). You should remember that past performance is not an indication of future performance.

Past Fund Performance The chart at the left below shows the risk of investing in the Fund and how the Fund's total return has varied from year-to-year. The chart at the right compares the Fund's performance with the most commonly used index for its market segment. Of course, past performance is no guarantee of future results.

                             [BAR CHART]                                         |       Average Annual Returns Through 12/31/99
                                                                                 |
                                                                                 |   Lexington Goldfund      8.58%  -9.32%  -4.53%
-20.65%  -6.14% -20.51%  86.96%  -7.28%  -1.89%   7.84% -42.98%  -6.39%   8.58%  |
------   -----  ------   -----   -----   -----   -----  ------   -----    ----   |   Standard & Poor's 500  21.04%  28.56%  18.21%
  1990    1991    1992    1993    1994    1995    1996    1997    1998    1999   |   Stock Price Index
                                                                                 |
                                                                                 |   Gold Bullion            0.85%  -5.41%  -3.14%
                                                                                 |   -----------------------------------------------
                                                                                 |                          1 Year  5 Year  10 Year

During the ten year period shown in the above graph chart, the Fund's highest quarterly return was 34.36% for the second quarter in 1993 and the Fund's lowest quarterly return was -29.07% for the fourth quarter in 1997.



                                                     Fees and
                                                     Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (Paid directly from your investment)
 Maximum Sales Charges (Load) Imposed on Purchases (as a % of
  offering price)                                                 None
 Maximum Deferred Sales Charge (Load)                             None
 Maximum Sales Charge (Load) Imposed on Reinvested
  Dividends/Distributions                                         None
 Redemption Fee (as a % of amount redeemed, if applicable)        None
 Exchange Fee                                                     None
 30-Day Redemption/Exchange Fee                                   None
 Maximum Account Fee                                              None
Annual Fund Operating Expenses (Paid from Fund assets)
 Management Fees                                                 0.95%
 Rule 12b-1 Fees                                                 0.25%
 Other Fees                                                      0.74%
----------------------------------------------------------------------
Total Fund Operating Expenses                                    1.94%

Example of Expenses: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

  This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This example also assumes that your investment has a 5% annual return each year and that the operating expenses remain the same.
Although your actual costs may be higher or lower, based on these assumptions your costs would be:

 1 Year               3 Years                           5 Years                            10 Years
----------------------------------------------------------------------------------------------------------
 $196.97              $ 609.17                         $ 1,046.99                         $ 2,264.27

See "Management of the Fund" for more complete descriptions of such costs and expenses.

                                                                -

 Lexington Silver Fund, Inc.

 Risk/Return Summary

 Investment  . The Lexington Silver Fund's investment objective is
  Objective    to maximize total return on its assets from long-term
               growth of capital and income principally through investment in a portfolio of securities which are engaged in the exploration, mining, processing, fabrication or distribution of silver ("silver-related companies") and in silver bullion.

---------------------------

 Investment  Lexington Silver Fund, Inc. (the "Fund") will seek to
   Strategy achieve its objective through investment in common stocks of established silver-related companies and in silver bullion which have the potential for long-term growth of capital or income, or both. The common stocks of silver-related companies in which the Fund intends to invest may or may not pay dividends. The Fund may also invest in other types of securities of silver-related companies including convertible securities, preferred stocks, bonds, notes and warrants. When the Manager believes that the return on debt securities will equal or exceed the return on common stocks, the Fund may, in pursuing its objective of maximizing growth and income, substantially increase its holding in debt securities.

             The securities in which the Fund invests include issues of established silver-related companies domiciled in the United States, Canada and Mexico as well as other silver producing countries throughout the world. At least 80% of the Fund's assets will be invested in established silver-related companies which have been in business more than three years. Approximately 80% of silver is provided as a by-product or co-product of other mining operations, such as gold mining. The Fund has the ability to significantly increase its exposure to silver by increasing its holding of silver bullion.

  Principal  Through stock investment, the Fund may expose you to
      Risks common stock risks which may cause you to lose money if there is a sudden decline in the share price in one of the companies in the Fund's portfolio. Due to the inherent effects of the stock market, the value of the Fund will fluctuate with the movement of the market as well as in response to the activities of individual companies in the Fund's portfolio. In addition, the Fund's focus on precious metals and precious metal stocks may expose the investor to additional risks. The market for silver is relatively limited, the sources of silver are concentrated in countries that have the potential for instability and the market for silver is widely unregulated. As a result, the price of silver, and therefore the Fund, may fluctuate significantly.

             The Fund is a non-diversified investment company. There is additional risk associated with being non-diversified, since a greater proportion of total assets may be invested in a single company.

             For a more detailed risk discussion involving investments in this Fund, please read "Risks of Investing" on page 26.

--

 PRECIOUS METAL FUNDS


                        Bar Chart and Performance Table

The bar chart and performance table below show the risks of investing in the Fund. The chart shows changes in the performance since inception (01/02/92) through 12/31/99. The table shows how the average annual returns compares with the most commonly used index for its market segment for 1, 5 and 10 years (or since inception). You should remember that past performance is not an indication of future performance.

Past Fund Performance The chart at the left below shows the risk of investing in the Fund and how the Fund's total return has varied from year-to-year. The chart at the right compares the Fund's performance with the most commonly used index for its market segment. Of course, past performance is no guarantee of future results.

                             [BAR CHART]                               |         Average Annual Returns Through 12/31/99
                                                                       |
                                                                       |   Lexington Silver Fund   8.70%  -4.15%   1.89%
-19.01%  76.52%  -8.37%  12.37%   2.38%  -8.05% -29.64%   8.70%        |
------   -----  ------   -----   -----  ------  ------  ------         |   Standard & Poor's 500  21.04%  28.56%  19.70%
  1992    1993    1994    1995    1996    1997    1998    1999         |   Stock Price Index
                                                                       |
                                                                       |   Silver Bullion          6.49%   1.91%   4.08%
                                                                       |   -----------------------------------------------
                                                                       |                          1 Year  5 Year   Since
                                                                       |                                          Inception
                                                                       |                                          (01/02/92)

During the eight year period shown in the above graph chart, the Fund's highest quarterly return was 28.47% for the second quarter in 1993 and the Fund's lowest quarterly return was -18.60% for the fourth quarter in 1994.

This table describes the fees and expenses that      Fees and
you may pay if you buy and hold shares of the        Expenses
Fund.


Shareholder Fees (Paid directly from your investment)
 Maximum Sales Charges (Load) Imposed on Purchases (as a % of
  offering price)                                                 None
 Maximum Deferred Sales Charge (Load)                             None
 Maximum Sales Charge (Load) Imposed on Reinvested
  Dividends/Distributions                                         None
 Redemption Fee (as a % of amount redeemed, if applicable)        None
 Exchange Fee                                                     None
 30-Day Redemption/Exchange Fee                                   None
 Maximum Account Fee                                              None
Annual Fund Operating Expenses (Paid from Fund assets)
 Management Fees                                                 1.00%
 Rule 12b-1 Fees                                                  None
 Other Fees                                                      1.11%
----------------------------------------------------------------------
Total Fund Operating Expenses                                    2.11%

Example of Expenses: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This example also assumes that your investment has a 5% annual return each year and that the operating expenses remain the same.
Although your actual costs may be higher or lower, based on these assumptions your costs would be:

 1 Year                3 Years                            5 Years                            10 Years
----------------------------------------------------------------------------------------------------------
 $214.05               $660.88                           $1,133.92                           $2,441.44

See "Management of the Fund" for more complete descriptions of such costs and expenses.

                                                                -

 Risks of Investing

Risks of Investing in Mutual Funds

The following risks are common to all mutual funds and, therefore, apply to the
Funds:

 . Market Risk. The market value of a security may go up or down, sometimes rapidly and unpredictably. A decline in market value may cause a security to be worth less than it was at the time of purchase. Market risk applies to individual securities, a particular sector or the entire economy.

 . Manager Risk. Fund management affects Fund performance. A Fund may lose money if the Fund manager's investment strategy does not achieve the Fund's objective or the manager does not implement the strategy properly.

Risks of Investing in Securities of Small Companies

The following risks apply to all mutual funds that invest in securities of small companies (market value of less than U.S. $1 billion) including Lexington Global Technology Fund, Lexington Small Cap Asia Growth Fund and Lexington Troika Dialog Russia Fund.

Investing in small companies generally involve greater risk than investing in larger companies for the following reasons, among others:

 .limited product lines;

 .limited markets or financial or managerial resources;

 .their securities may be more susceptible to losses and risks of bankruptcy;

 .their securities may trade less frequently and with lower volume, leading to greater price fluctuations; and,

 . their securities are subject to increased volatility and reduced liquidity due to limited market making and arbitrage activities.

--

   RISKS OF INVESTING


Risks of Investing in Foreign Securities

The following risks apply to all mutual funds that invest in foreign securities including Lexington Small Cap Asia Growth Fund, Lexington Global Corporate Leaders Fund, Lexington Global Technology Fund, Lexington Goldfund, Lexington Growth and Income Fund, Lexington International Fund, Lexington Global Income Fund, Lexington Silver Fund, Lexington Troika Dialog Russia Fund and Lexington Worldwide Emerging Markets Fund.

 . Legal System and Regulation Risk. Foreign countries have different legal systems and different regulations concerning financial disclosure, accounting and auditing standards. Corporate financial information that would be disclosed under U.S. law may not be available. Foreign accounting and auditing standards may render a foreign corporate balance sheet more difficult to understand and interpret than one subject to U.S. law and standards. Additionally, government oversight of foreign stock exchanges and brokerage industries may be less stringent than in the U.S.

 . Currency Risk. Most foreign stocks are denominated in the currency of the stock exchange where they are traded. The Fund's Net Asset Value is denominated in U.S. dollars. The exchange rate between the U.S. dollar and most foreign currencies fluctuates; therefore, the Net Asset Value of the Fund will be affected by a change in the exchange rate between the U.S. dollar and the currencies in which the Fund's stocks are denominated. The Fund may also incur transaction costs associated with exchanging foreign currencies into U.S. dollars.

 . Stock Exchange and Market Risk. Foreign stock exchanges generally have less volume than U.S. stock exchanges. Therefore, it may be more difficult to buy or sell shares of foreign securities, which increases the volatility of share prices on such markets. Additionally, trading on foreign stock markets may involve longer settlement periods and higher transaction costs.

 . Expropriation Risk. Foreign governments may expropriate the Fund's investments either directly by restricting the Fund's ability to sell a security or by imposing exchange controls that restrict the sale of a currency or by taxing the Fund's investments at such high levels as to constitute confiscation of the security. There may be limitations on the ability of the Fund to pursue and collect a legal judgment against a foreign government.

Risks of Investing in Lower-Quality Debt Securities

The following risks apply to all mutual funds that invest in lower-quality debt securities commonly referred to as "junk bonds" including Lexington Global Income Fund and Lexington Troika Dialog Russia Fund.

Junk bonds are highly speculative. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of issuers of their securities to make principal and interest payments than with higher-grade debt securities.

Risks of Investing in Securities of Russian Companies

The following risks apply to all mutual funds that invest in securities of Russian companies including Lexington Troika Dialog Russia Fund.

 . Political Risk. Since the breakup of the Soviet Union in 1991, Russia has experienced and continues to experience dramatic political and social change. Russia is undergoing a rapid transition from a centrally-

                                                                -
  controlled command system to a more market-oriented democratic model. The Funds may be affected unfavorably by political developments, social instability, changes in government policies, and other political and economic developments.

 . Market Concentration and Liquidity Risk. The Russian securities markets are substantially smaller, less liquid and more volatile than the securities markets in the United States. A few issuers represent a large percentage of market capitalization and trading volume. Due to these factors and despite the Funds' policies on liquidity, it may be difficult for the Funds to buy or sell some securities because of the poor liquidity.

 . Settlement and Custody Risk. Ownership of shares in Russian companies is recorded by the companies themselves and by registrars instead of through a central registration system. It is possible that the Funds' ownership rights could be lost through fraud or negligence. Since the Russian banking institutions and registrars are not guaranteed by the state, the Funds may not be able to pursue claims on behalf of the Funds' shareholders.

Non-diversified Portfolio

The following risks apply to all mutual funds that are non-diversified investment companies including Lexington Goldfund, Lexington Silver Fund, Lexington Global Income Fund, Lexington Global Technology Fund and Lexington Troika Dialog Russia Fund.

These Funds may invest a greater proportion of their total assets in a single company, which increases risk. However, these Funds intend to comply with diversification requirements of the federal tax law to qualify as regulated investment companies. For more detailed information on the federal tax law diversification requirement, see the tax section of the Fund's Statement of Additional Information.

Precious Metals

The following risks apply to all mutual funds that invest in precious metals including Lexington Goldfund and Lexington Silver Fund.

Precious metal investments have the following characteristics:

 . earn no income;

 . transaction and storage costs may be higher; and

 . the Fund will realize gain only with an increase in the market price.

Temporary Defensive Position

When the Funds anticipate unusual market or other conditions, they may temporarily depart from their goal and invest substantially in high-quality short-term investments. This could help the Fund avoid losses but may mean lost opportunities.

--

 Management of the Funds


Investment Adviser

Lexington Management Corporation (LMC), a wholly-owned subsidiary of Lexington Global Asset Managers, Inc. ("LGAM"), is the investment adviser to the Lexington Funds. LMC and its predecessor companies, registered investment advisers under the Investment Advisers Act of 1940, as amended, were established in 1938. LMC is located at P.O. Box 1515, Park 80 West Plaza Two, Saddle Brook, New Jersey 07663. Descendants of Lunsford Richardson, Sr., their spouses, trusts and other related entities have a controlling interest in LGAM. LMC advises private clients as well as the Lexington Funds. LMC supervises and assists in the overall management of the Funds, subject to the oversight by the Board of Directors or Trustees.

LGAM has entered into an agreement with ReliaStar Financial Corporation ("ReliaStar") for ReliaStar to acquire LGAM. ReliaStar is a Minneapolis-based holding company whose subsidiaries offer individuals and institutions life insurance and annuities, employee benefit products and services, life and health reinsurance, retirement plans, mutual funds, bank products and personal finance education. Completion of the acquisition is subject to customary conditions, including regulatory approvals and approval by LGAM shareholders. Subject to approval by each Fund's Directors/Trustees and shareholders, each Fund will enter into a new investment advisory agreement with Pilgrim Investments, Inc., a subsidiary of ReliaStar.

Sub-Advisers

Lexington Small Cap Asia Growth Fund. Crosby Asset Management (US) Inc. (Crosby) is the sub-adviser of the Lexington Small Cap Asia Growth Fund. Crosby is located at 32/F Asia Pacific Finance Tower, Citibank Plaza, 3 Garden Road, Central, Hong Kong. Crosby is a subsidiary of Crosby Group, Hong Kong. Crosby provides investment advice and management to Lexington Small Cap Asia Growth Fund. Crosby receives a sub-advisory fee from LMC.

Lexington Troika Dialog Russia Fund. Troika Dialog Asset Management (Cayman Islands), Ltd. (TDAM) is the sub-adviser of Lexington Troika Dialog Russia Fund. TDAM is located at Romanov Pereulok #4, 103875 Moscow, Russia. TDAM provides investment advice and management to Lexington Troika Dialog Russia Fund. TDAM is a majority owned subsidiary of The Bank of Moscow. TDAM receives a sub-advisory fee from LMC.

Lexington Global Technology Fund; Lexington Worldwide Emerging Markets
Fund. Stratos Advisors, Inc. (Stratos) is the sub-adviser of Lexington Worldwide Emerging Markets Fund and Lexington Global Technology Fund. Stratos is located at 20 Exchange Place, 52nd Floor, New York, NY 10005. Stratos provides investment advice and management, and receives a sub-advisory fee from LMC.

                                                                -

 Portfolio Managers


Lexington Growth and Income Fund

Alan H. Wapnick. Mr. Wapnick is a member of an investment management team that manages the Lexington Global Corporate Leaders Fund. Mr. Wapnick is the lead manager for Lexington Growth and Income Fund. Mr. Wapnick is Senior Vice President, Director of Domestic Investment Equity Strategy of LMC. Prior to joining LMC in 1986, Mr. Wapnick was an equity analyst with Merrill Lynch, J.&W. Seligman, Dean Witter and most recently Union Carbide Corporation. Mr. Wapnick graduated from Dartmouth College and received an M.B.A. from Columbia University.

Lexington Global Corporate Leaders Fund

Richard T. Saler. Mr. Saler is a member of an investment management team that manages the Lexington Global Corporate Leaders Fund. He is the lead manager of an investment management team for Lexington International Fund. Mr. Saler is Senior Vice President, Director of International Investment Strategy of LMC. Mr. Saler is responsible for international investment analysis and portfolio management at LMC. He has fourteen years of investment experience. Mr. Saler has focused on international markets since first joining LMC in 1986. In 1991 he was a strategist with Nomura Securities and rejoined LMC in 1992. Mr. Saler graduated from New York University with a B.S. Degree in Marketing and from New York University's Graduate School of Business Administration with an M.B.A. in Finance.

Alan H. Wapnick. Please see biography under Lexington Growth and Income Fund.

Philip A. Schwartz, CFA. Mr. Schwartz is also a member of an investment management team that manages the Lexington Global Corporate Leaders Fund and Lexington International Fund. Mr. Schwartz is a Vice President at LMC, a Chartered Financial Analyst and a member of the New York Society of Security Analysts. He is responsible for international investment analysis and portfolio management at LMC, and has thirteen years of investment experience. Prior to joining LMC in 1993, Mr. Schwartz was Vice President of European Research Sales with Cheuvreux De Virieu in Paris and New York, serving the institutional market. Prior to Cheuvreux, he was affiliated with Olde and Co. and Kidder, Peabody as a stockbroker. Mr. Schwartz earned his B.A. and M.A. Degrees from Boston University.

James A. Vail, CFA. Mr. Vail manages the Lexington Goldfund and the Lexington Silver Fund, and is a member of the portfolio management team that manages Lexington Global Corporate Leaders Fund. Mr. Vail is a Vice President of LMC and is responsible for precious metals analysis and portfolio management at LMC. He is a Chartered Financial Analyst, a member of the New York Society of Security Analysts and has 26 years of investment experience. Prior to joining LMC in 1991, Mr. Vail held investment research positions with Chemical Bank, Oppenheimer & Co., Robert Fleming Inc. and most recently, Beacon Trust Company, where he was a Senior Investment Analyst. Mr. Vail is a graduate of St. Peter's College with a B.S. and holds an M.B.A. in Finance from Seton Hall University.

Frederick A. Brimberg. Mr. Brimberg is also a member of an investment management team that manages the Lexington Global Corporate Leaders Fund. Mr. Brimberg is a Vice President and is responsible for international equity analysis at Lexington. He has 16 years investment experience. Prior to joining Lexington in 1990, Mr. Brimberg was a General Partner of Brimberg & Company, a New York Stock Exchange firm. He was formerly employed by Lehman Brothers Kuhn Loeb, Inc. Mr. Brimberg is a graduate of Washington & Lee University with a B.A. in Psychology and an M.B.A. in Finance from New York University's Graduate School of Business Administration.


30

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


   PORTFOLIO MANAGERS


Lexington Global Technology Fund

Lexington Worldwide Emerging Markets Fund

Alfredo M. Viegas. Mr. Viegas is Chief Executive Officer and Senior Portfolio Manager at Stratos. Mr. Viegas is responsible for macro asset allocation across developed and developing markets. He has concentrated on analyzing equity opportunities not only in emerging markets but also in newly developing or frontier markets where the quality of public available information is scarce and direct research is imperative. In 1995, Mr. Viegas established VZB Partners LLC ("VZB"), an offshore investment manager. Prior to VZB, Mr. Viegas was an emerging markets strategist with Salomon Brothers from 1993 to 1995. From 1991 to 1993, he was a research analyst with Morgan Stanley. Mr. Viegas is a graduate of Wesleyan University with a B.A. in Classics and Medieval History.

Mohammed Zaidi. Mr. Zaidi is a Portfolio Manager at Stratos. Mr. Zaidi is responsible for technology specific stock selection. Mr. Zaidi is also a Portfolio Manager at VZB and has been since 1997. Mr. Zaidi was Chief Financial Officer and a Partner at Paradigm Software, Inc. from 1992 to 1995. Mr. Zaidi is a graduate of the University of Pennsylvania with a B.S. in Economics from the Wharton School. Mr. Zaidi also holds an M.B.A. in Finance from M.I.T. Sloan School of Management.

Mustafa N. Zaidi. Mr. Zaidi is a member of the portfolio management team at Stratos. Mr. Zaidi is responsible for determining the Fund's macro asset allocation. The process employs a top-down political and macro-economic framework. Mr. Zaidi is a founding partner of Stratos/VZB. Prior to joining Stratos/VZB, he was a consultant to Salomon Brothers where he developed a sovereign assessment model for South Asia and the Middle East. Mr. Zaidi holds a BA degree with honors in Russian History and Economics from Brown University, a Masters Degree in War Studies from King's College, London and was a doctoral candidate at Oxford University, Balliol College.

Jason Sweidan. Mr. Sweidan is a member of the portfolio management team at Stratos and is responsible for emerging markets technology issues and general research. Mr. Sweidan is a generalist and is mainly charged with evaluating and analyzing global industry trends. Mr. Sweidan has been at VZB Capital LLC and Stratos Advisors, Inc., since 1998. Mr. Sweidan received his B.A. from Brandeis University.

Michael Perry. Mr. Perry is a member of the portfolio management team at Stratos, and is responsible for the media, technology and telecommunication sectors. Mr. Perry is a founding partner and Chief Operating Officer of Stratos/VZB. Prior to VZB, Mr. Perry was Operations Manager for Trans Ocean Ltd. from 1993 to 1995. From 1991 to 1993, Mr. Perry was Director of Engineering for the U.S. Merchant Marine Academy's Department of Continuing Education. Mr. Perry is a graduate of The United States Merchant Marine Academy with a B.S. in Marine Engineering and Marine Transportation. Mr. Perry also holds a M.P.A. in Management from NYU and is a J.D. candidate at Brooklyn Law School.

Lexington International Fund

Richard T Saler. Please see biography under Lexington Global Corporate Leaders Fund.

Philip A. Schwartz, CFA. Please see biography under Lexington Global Corporate Leaders Fund.

Lexington Small Cap Asia Growth Fund

Christina Lam. Ms. Lam is the lead manager on a portfolio management team that manages the Lexington Small Cap Asia Growth Fund. Ms. Lam is Vice President and Portfolio Manager of the Lexington Small Cap Asia Growth Fund. Ms. Lam joined Crosby Asset Management in 1991. She is responsible for the investment management of the listed equity portfolios under the management of Crosby Asset Management. After graduating with a Law

                                                                -

Degree with Honors from Warwick University, she qualified as a Barrister from Lincoln's Inn in London. In 1987 she joined Schroder Securities Limited in Hong Kong as an investment analyst, where her coverage included the utilities, industrials and retail sectors and conglomerates.

Lexington Troika Dialog Russia Fund

Timothy D. McCarthy is a member of the portfolio management team that manages the Lexington Troika Dialog Russia Fund. Mr. McCarthy has a B.S. degree in Economics from the State University of New York at Oneonta and an M.B.A. from the State University of New York at Binghamton. He joined Troika Dialog, Moscow in July, 1998. Prior to May, 1998 he was an Executive Director with Alfa Asset Management, Moscow. From January, 1995 to March, 1997 he was co-founder and director of Capital Regent Securities, a Moscow based investment and advisory firm. From June, 1990 to December, 1994 he was a consultant and senior consultant with Deloitte & Touche Management Consulting in New York.

Richard M. Hisey, C.F.A. Mr. Hisey is a member of the portfolio management team and investment strategist for the Lexington Troika Dialog Russia Fund. Mr. Hisey is Managing Director and Chief Financial Officer of LMC. He is also a Vice President and a member of the Board of Directors of the Lexington Family of Mutual Funds. Mr. Hisey is Executive Vice President and Chief Financial Officer of Lexington Global Assets Managers, Inc., the parent company of LMC. He sits on the Investment Company Institute's Accounting/Treasurers, International and Tax Committees. He is a Chartered Financial Analyst and is a member of the New York Society of Security Analysts. Prior to joining LMC in 1986, Mr. Hisey was a Senior Financial Analyst for Richardson Vicks, Inc. Mr. Hisey is a graduate with Distinction of the University of Connecticut with a Bachelor of Arts in Soviet and Eastern European Studies. His undergraduate work included studies at Middlebury College and at Leningrad State University in the former Soviet Union. He also holds an M.B.A. from the University of Connecticut.

Ruben Vardanian is a member of the portfolio management team that manages the Lexington Troika Dialog Russia Fund. Mr. Vardanian is Chairman of the Board of Troika Dialog Asset Management. He is Vice Chairman of the Board of Directors of the Depository Clearing Company, Moscow. He is a member of the expert council of the Federal Securities Commission of Russia and a Director of the Russian Trading System (RTS). He is also Chairman of the Board of Directors of the Russian Capital markets self-regulatory organization (NAUFOR). Mr. Vardanian received a Masters Degree with Distinction from the Finance Department of Moscow State University. He received post-graduate training with Banca CRT in Italy and with the Emerging Markets Division of Merrill Lynch in New York.

Pavel Teplukhin. Dr. Teplukhin is a member of the portfolio management team that manages the Lexington Troika Dialog Russia Fund. He is the President of Troika Dialog Asset Management. Dr. Teplukhin received a diploma in Economics and a Doctorate in Economic Analysis and Statistics from Moscow State University. He also received a Master of Science in Economics/Macroeconomics from the London School of Economics. From 1993 to 1996, Dr. Teplukhin was Economic Adviser to the First Deputy Prime Minister at the Ministry of Finance of the Russian Federation.

Oleg Larichev is a member of the portfolio management team that manages the Lexington Troika Dialog Russia Fund. Mr. Larichev received a Master of Arts in Economics from the New Economic School, Moscow and a Diploma in Computer Graphics from Moscow State University. He has been associated with Troika Dialog, Moscow since September, 1996. Prior to September, 1996 he was an economics expert with the Russian European Center for Economic Policy. Prior to April, 1995 he held part-time positions with the World Bank and the Moscow office of the London School of Economics.

32

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


   PORTFOLIO MANAGERS


Board of Advisers. The Board of Advisers to the Lexington Troika Dialog Russia Fund is composed of experts in Russian political and economic affairs. The Board of Advisers provides LMC and the Board of Directors with periodic updates on political and macroeconomic conditions and trends in Russia, and their political implication for the overall investment environment in Russia. As a result, LMC and the Board of Directors will be better able to oversee and safeguard the assets of Lexington Troika Dialog Russia Fund. The members of the Board of Advisers are:

Keith Bush is a Senior Associate--Russian and Eurasian Studies at the Center for Strategic and International Studies in Washington, D.C. Prior to 1994, Mr. Bush was the Director of Radio Free Europe's Radio Liberty Research area. Mr. Bush has published more than 1,000 analyses on developments in the former Soviet Union.

Marin J. Strmecki is the Director of Programs for the Smith Richardson Foundation. Prior to 1994, Dr. Strmecki served as a Legislative Assistant to U.S. Senator Orrin Hatch. Prior to 1993, Dr. Strmecki served as a Special Assistant for Public Policy on the Policy Planning Staff of the U.S. Office of the Secretary, Department of Defense. Prior to 1992, Dr. Strmecki served as a Professional Staff Member of the Foreign Relations Committee of the U.S. Senate. Dr. Strmecki also served as a Foreign Policy Consultant to former U.S. President Richard M. Nixon from 1990 to 1994.

Lexington GNMA Income Fund

Denis P. Jamison, CFA. Mr. Jamison manages the Lexington GNMA Income Fund, Lexington Money Market Trust and Lexington Global Income Fund. Mr. Jamison is Senior Vice President and Director of Fixed Income Strategy of LMC. Mr. Jamison is responsible for fixed-income portfolio management. He is a Chartered Financial Analyst and a member of the New York Society of Security Analysts. Prior to joining LMC in 1981, Mr. Jamison spent nine years at Arnold Bernhard & Company, an investment counseling and financial services organization. At Bernhard, he was a Vice President supervising the security analyst staff and managing investment portfolios. He is a specialist in government, corporate and municipal bonds. Mr. Jamison graduated from the City College of New York with a B.A. in Economics.

Roseann G. McCarthy. Ms. McCarthy is a co-manager of the Lexington GNMA Income Fund and the Lexington Money Market Trust. Ms. McCarthy is an Assistant Vice President of LMC. Prior to joining the Fixed Income Department in 1997, she was Mutual Fund Marketing and Research Coordinator. Prior to 1995, Ms. McCarthy was Fund Statistician and a Shareholder Service Representative for the Lexington Funds. Ms. McCarthy is a graduate of Hofstra University with a B.B.A. in Marketing and has an M.B.A. in Finance from Seton Hall University.

Lexington Global Income Fund

Denis P. Jamison, CFA. Please see biography under Lexington GNMA Income Fund.

                                                                -

Lexington Money Market Trust

Denis P. Jamison, CFA. Please see biography under Lexington GNMA Income Fund.

Roseann G. McCarthy. Please see biography under Lexington GNMA Income Fund.

Lexington Goldfund

James A. Vail, CFA. Please see biography under Lexington Global Corporate Leaders Fund.

Lexington Silver Fund

James A. Vail, CFA. Please see biography under Lexington Global Corporate Leaders Fund.

Management Fees and Expense Limits

Each Fund pays a management fee at an annual rate based on its average daily net assets, to LMC as follows: Growth and Income Fund pays 0.75% on the first $100 million of average daily net assets, 0.60% on the next $50 million, 0.50% on the next $100 million and 0.40% thereafter. Global Corporate Leaders Fund pays 1.00%. International Fund pays 1.00%. Worldwide Emerging Markets Fund pays 1.00%. Global Technology Fund pays 1.25%. Small Cap Asia Growth Fund pays 1.25%. Russia Fund pays 1.25%. GNMA Income Fund pays 0.60% on the first $150 million, 0.50% on the next $250 million, 0.45% on the next $400 million, and 0.40% thereafter. Global Income Fund pays 1.00%. Money Market Trust pays 0.50%. Goldfund pays 1.00% on the first $50 million and 0.75% thereafter. Silver Fund pays 1.00% on the first $30 million and 0.75% thereafter.

GNMA Income Fund and Money Market Trust have contractual expense limitations with LMC. The agreements have a one-year term, renewable at the end of each fiscal year. GNMA Income Fund's annual expenses are limited to 1.50% of average daily net assets up to $30 million, and 1.00% thereafter. Money Market Trust's annual expenses are limited to 1.00%. LMC has voluntarily agreed to limit annual expenses to 2.50% of average daily net assets for each of the Funds except for Russia Fund, GNMA Income Fund and Money Market Trust. This limit is exclusive of 12b-1 fees. With respect to Russia Fund, LMC has voluntarily agreed to limit annual expenses to 3.35% of average daily net assets, inclusive of 12b-1 fees. These voluntary limits became effective January 1, 1999, and may be terminated at any time.


34

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


 Investment Options


  To open a new account, complete and mail the New Account
  application included with this prospectus.
--------------------------------------------------------------------------------

  Mail your completed application, any checks and correspondence to the Transfer Agent:

     Transfer Agent                       Overnight Mail
     State Street Bank and Trust
     Company                              State Street Bank and Trust Company
     c/o National Financial Data
     Services                             c/o National Financial Data Services
     Lexington Funds                      Lexington Funds
     P.O. Box 219648                      330 W. 9th Street
     Kansas City, Missouri 64121-9648     Kansas City, MO 64105-1514

  Checks should be made payable to: The Lexington Funds

  Call a Lexington shareholder service representative Monday through Friday between 9:00 A.M. and 5:00 P.M. Eastern time for information on the Funds or your account, at:

    (800) 526-0056 or (201) 845-7300 for Service M-F 9 A.M.-5 P.M. Eastern
    Time

    (800) 526-0052 for 24 Hour Account Information "LEXLINE"

    (800) 526-0057 for 24 Hour Prospectus Information

    or visit our website at www.lexingtonfunds.com

  Trade requests received after 4 P.M. Eastern time (1 P.M.
  Pacific time) will be executed at the following business day's closing price.

  Once an account is established you can:

  . Sell or exchange shares by phone.
   Contact the Lexington Funds at 800-526-0056.

  . Buy or exchange shares online.
   Go to www.lexingtonfunds.com. and follow our online instructions to enable this service.

  . Buy, sell or exchange shares by mail.
   Mail buy/sell order(s), investment, redemption or exchange instructions and any required payment by check to:

   State Street Bank and Trust Company
   c/o National Financial Data Services
   Lexington Funds
   P.O. Box 219648
   Kansas City, Missouri 64121-9648

  . Buy shares by wiring funds.
   To:State Street Bank and Trust Company DDA Account #99043713;
   [Lexington Fund you are investing in]
   For credit to: [shareholder(s) name]
   Account number:
   ABA Routing #011000028

                                                                -

 Shareholder Information

What You Need To Know About Your Lexington Account

You pay no sales charges to invest in The Lexington Funds. The minimum initial investment for the Funds (except Lexington Troika Dialog Russia Fund) is $1,000, and the minimum subsequent investment is $50. The minimum initial investment for Lexington Troika Dialog Russia Fund is $5,000. The minimum initial investment for IRAs is $250. Under certain conditions we may waive these minimums for qualified plan accounts. If you buy shares through a broker or investment advisor, they may apply different requirements. All investments must be made in U.S. dollars. In addition, we reserve the right to reject any purchase.

Becoming a Lexington Shareholder

To open a new account:

 . By Mail. Send your completed application, with a check payable to The
  Lexington Funds, to the appropriate address. Your check must be in U.S. dollars and drawn only on a bank located in the United States. We do not accept third-party checks, "starter" checks, credit-card checks, traveler's checks, instant-loan checks or cash investments. We may impose a charge on checks that do not clear.

 . By Wire. Call us at 800-526-0056 to let us know that you intend to make your initial investment by wire. Tell us your name and the amount you want to invest. We will give you further instructions and a fax number to which you should send your completed New Account application. To ensure that we handle your investment accurately, include complete account information in all wire instructions.

  Then request your bank to wire money from your account to the attention of:

  State Street Bank and Trust Company
  DDA account #99043713
  [Lexington Fund you are investing in]
  For credit to: [shareholder(s) name]
  Shareholder(s) account #
  ABA Routing #011000028

  Please note that your bank may charge a wire transfer fee.

Buying Additional Shares

 . By Mail. Complete the form at the bottom of any Lexington statement and mail it with your check payable to The Lexington Funds. Or mail the check with a signed letter noting the name of the Fund in which you want to invest, your account number and telephone number.

 . "Lex-O-Matic" the Automatic Investment Plan:

  . A shareholder may make additional purchases of shares automatically on a monthly or quarterly basis with the automatic investing plan, "Lex-O-Matic."

  . You may not use a "Lex-O-Matic" investment to open a new account. The minimum investment amount must still be made into the Fund. The minimum Lex-O-Matic investment amount is $50.

  . Your bank must be a member of the Automated Clearing House.

  . To establish "Lex-O-Matic," attach a voided check (checking account) or preprinted deposit slip (savings account) from your bank account to your Lexington Account Application or a "Lex-O-Matic" Application.

--

 SHAREHOLDER
 INFORMATION

 . Investments will automatically be transferred into your Lexington Account from your checking or savings account.

 . Investments may be transferred either monthly or quarterly on or about the 15th day of the month.

 . You should allow 20 business days for this service to become effective.

 . You may cancel or change the amount of your Lex-O-Matic at any time provided that a letter is sent to the Transfer Agent ten days prior to the scheduled investment date. Your request will be processed upon receipt.

By investing in the Lexington Funds, you appoint the Transfer Agent as your agent to establish an open account to which all shares purchased will be credited, along with any dividends and capital gain distributions which are paid in additional shares (see "Dividends and Distributions"). Stock certificates will be issued, upon written request, for full shares of Lexington Funds. Certificates will not be issued for 30 days after payment is received. In order to facilitate redemptions and transfers, most shareholders elect not to receive certificates.

You may purchase shares of the Lexington Funds through broker-dealers or financial institutions that have selling agreements with Lexington Funds Distributor, Inc. Broker-dealers and financial institutions that process such orders for customers may charge a fee for their services. The fee may be avoided by purchasing shares directly from the Lexington Funds.

Exchanging Shares

Shares of the Lexington Funds may be exchanged for shares of equivalent value of any Lexington Fund. If an exchange involves investing in a Lexington Fund not already owned, the dollar amount of the exchange must meet the minimum initial investment amount of the new Fund. An exchange will result in a recognized gain or loss for income tax purposes. Exchanges of over $500,000 may take three days to complete.

You may make exchange requests in writing or by telephone. Telephone exchanges may only be made if you have completed a Telephone Authorization form which is included on your new account application, or you can request it separately by calling shareholder services at 800-526-0056. Telephone exchanges may not be made within 7 calendar days of a previous exchange.

If not a new account, the minimum exchange required is $500; $250 for Individual Retirement Accounts.

Telephone exchanges may only involve shares held on deposit by the Transfer Agent, not shares held in certificate form by the shareholder.

Any new account established by a shareholder will also have the privilege of exchange by telephone in the Lexington Funds unless you decline this privilege on the application or the Transfer Agent is notified by the shareholder in writing to remove the privilege. All accounts involved in a telephonic exchange must have the same dividend option, registration and social security number as the account from which the shares are transferred.

Minimum Account Balances

Due to the costs of maintaining small accounts, we require a minimum combined account balance of $1,000. If your account balance falls below that amount for any reason other than market fluctuations, we will ask you to add to your account. If your account balance is not brought up to the minimum or you do not send us other instructions, we will redeem your shares and send you the proceeds. We believe that this policy is in the best interests of all our shareholders.

                                                                -

Redeeming Your Shares

The Funds will redeem all or any portion of your outstanding shares upon request. Redemptions can be made on any day that the NYSE is open for trading. The redemption price is the net asset value per share next determined after the shares are validly tendered for redemption and such request is received by the Transfer Agent. Payment of redemption proceeds is made promptly regardless of when redemption occurs and normally within three business days after receipt of all documents in proper form by our Transfer Agent, including a written redemption order with appropriate signature guarantee. Redemption proceeds will be mailed or wired in accordance with the shareholder's instructions. The Funds may suspend the right of redemption under certain extraordinary circumstances in accordance with the rules of the SEC. In the case of shares purchased by check and redeemed shortly after the purchase, the Transfer Agent will not mail redemption proceeds until it has been notified that the monies used for the purchase have been collected, which may take up to 15 days from the purchase date. Shares tendered for redemptions through brokers or dealers (other than the Distributor) may be subject to a service charge by such brokers or dealers. Procedures for requesting a redemption are set forth below.

A 2% redemption fee will be charged on the redemption of shares of the Lexington Troika Dialog Russia Fund held less than 365 days, and a 2% redemption fee will be charged on the redemption of shares of the Lexington Global Technology Fund held less than 90 days. The redemption fee will not apply to shares representing the reinvestment of dividends and capital gains distributions. The redemption fee will be applied on a share by share basis using the "first shares in, first shares out" (FIFO) method. Therefore, the oldest shares are sold first.

The Transfer Agent will restrict the mailing of redemption proceeds to a shareholder address of record within 30 days of such address being changed, unless the shareholder provides a signature guaranteed letter of instruction.

Redeeming by Written Instruction

Write a letter giving your name, account number, the name of the fund from which you wish to redeem and the dollar amount or number of shares you wish to redeem.

Signature-guarantee your letter if you want the redemption proceeds to be made payable and/or mailed to a party other than the account owner(s) as registered in our records, your predesignated bank account or if the dollar amount of the redemption exceeds $25,000. Signature guarantees may be provided by an eligible guarantor institution such as a commercial bank, an NASD member firm such as a stockbroker, a savings association or national securities exchange. Notary Publics are not acceptable Guarantors. Contact the Transfer Agent for more information.

If a redemption request is sent to the Fund in New Jersey, it will be forwarded to the Transfer Agent and the effective date of redemption will be the date received by the Transfer Agent. Checks for redemption proceeds will normally be mailed within three business days. Shareholders who redeem all their shares will receive a check representing the value of the shares redeemed plus the accrued dividends if applicable through the date of redemption. Where shareholders redeem only a portion of their shares, all dividends declared but unpaid will be distributed on the next dividend payment date.

--

 SHAREHOLDER
 INFORMATION


Redeeming by Telephone

 . Shares of the Fund may be redeemed by telephone. Call the Fund toll free at 1-800-526-0056. New applicants may decline this privilege by checking the appropriate box on the application.

 . For shareholders who have not previously authorized the redemption privilege a redemption authorization and signature guarantee must be given before a shareholder may redeem by telephone. Authorization forms may be obtained by calling the Fund at 800-526-0056.

 . Telephone redemption privileges may be cancelled by instructing the Transfer
  Agent in writing. Your request will be processed upon receipt.

 . Exchange by telephone. (See "Exchanging Shares")

Redeeming by Check

 . Check writing is available on the Money Market Trust at no charge.

 . The minimum amount per check is $100 or more up to $500,000. Checks for less than $100 or over $500,000 will not be honored.

 . All checks require only one signature unless otherwise indicated. Checks will be returned to you at the end of each month.

 . Redemption checks are free, but a charge of $15.00 may be imposed for any stop payments requested.

 . Redemption checks should not be used to close your account.

 . Redemptions by check are available for shares for which share certificates have not been issued, and may not be used to redeem shares purchased by check which have been on the books of the Fund for less than 15 days.

Systematic Withdrawal Plan

Under a Systematic Withdrawal Plan, a shareholder with an account value of $10,000 or more in a fund may receive (or have sent to a third party) periodic payments (by check or electronic funds). If the proceeds are to be mailed to a third party a signature guarantee is required. The minimum payment amount is $200 from each Fund account. Payments may be made either monthly, quarterly, semi-annually or annually on the 28th of each month. If the 28th falls on a weekend or a holiday, the withdrawal will occur on the preceding business day. The redemption will result in the recognition of a gain or loss for income tax purposes.

How Fund Shares Are Priced

How and when we calculate the Funds' price or net asset value (NAV) determines the price at which you will buy or sell shares. The net asset value of each fund is determined once daily as of 4:00 p.m., New York time, on each day that the NYSE is open for trading. Per share net asset value is calculated by dividing the value of each fund's total net assets by the total number of that fund's shares then outstanding.

                                                                -

As more fully described in the Statement of Additional Information, portfolio securities are valued using current market valuations: either the last reported sales price or, in the case of securities for which there is no reported last sale and fixed-income securities, the mean between the closing bid and asked prices. Securities traded over-the-counter are valued at the mean between the last current bid and asked prices. Securities for which market quotations are not readily available or which are illiquid are valued at their fair values as determined in good faith under the supervision of the Funds' officers, and by the Manager and the Boards, in accordance with methods that are specifically authorized by the Boards. Short-term obligations with maturities of 60 days or less are valued at amortized cost as reflecting fair value. When Fund management deems it appropriate, prices obtained for the day of valuation from a third party pricing service will be used to value portfolio securities.

The value of securities denominated in foreign currencies and traded on foreign exchanges or in foreign markets will be translated into U.S. dollars at the last price of their respective currency denomination against U.S. dollars quoted by a major bank or, if no such quotation is available, at the rate of exchange determined in accordance with policies established in good faith by the Boards. Because the value of securities denominated in foreign currencies must be translated into U.S. dollars, fluctuations in the value of such currencies in relation to the U.S. dollar may affect the net asset value of fund shares even without any change in the foreign-currency denominated values of such securities.

Because foreign securities markets may close before the Funds determine their net asset values, events affecting the value of portfolio securities occurring between the time prices are determined and the time the Funds calculate their net asset values may not be reflected unless the Manager, under supervision of the Board, determines that a particular event would materially affect a fund's net asset value. In addition, some foreign exchanges are open for trading when the U.S. market is closed. As a result, a Fund's foreign securities--and its price--may fluctuate during periods when you cannot buy, sell or exchange shares in the Fund.

Dividends and Capital Gains Distributions

Each Fund distributes substantially all its net investment income and net capital gains to shareholders each year.

 . You are not guaranteed any distributions.

 . The Board of Directors has discretion in determining the amount and frequency of the distributions.

 . Unless you request cash distributions in writing, all dividends and other distributions will be reinvested automatically in additional shares and credited to the shareholders' account.

Distributions Affect NAV.

 . The Funds will pay distributions as of the record date.

 . Dividends and capital gains waiting to be distributed are included in each Fund's daily NAV.

Buying a Dividend. If you buy shares of a Fund just before a distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution when the distribution is made.

--

 SHAREHOLDER
 INFORMATION


Taxes

Each Fund intends to qualify as a regulated investment company, which means that it pays no federal income tax on the earnings or capital gains it distributes to its shareholders. The following statements apply with respect to each Fund:

 . Ordinary dividends from the Fund are taxable as ordinary income and distributions from the Fund's long-term capital gains are taxable as capital gain.

 . Dividends are treated in the same manner for federal income tax purposes whether you receive them in the form of cash or additional shares. They may also be subject to state and local taxes.

 . Dividends that are attributable to interest on certain U.S. Government obligations may be exempt from certain state and local income taxes. The extent to which ordinary dividends are attributable to U.S. Government obligations will be provided from each Fund.

 . Certain dividends paid to you in January will be taxable as if they had been paid the previous December.

 . We will mail you tax statements annually showing the amounts and tax status of the distributions you received.

 . When you sell (redeem) or exchange shares of a Fund, you must recognize any gain or loss. However, as long as Lexington Money Market Trust's NAV per share does not deviate from $1.00, there will be no gain or loss.

 . Under certain circumstances, a Fund may be in a position to "pass-through" to you the right to a credit or deduction for foreign taxes paid by the Fund.

 . Because your tax treatment depends on your purchase price and tax position, you should keep your regular account statements for use in determining your tax.

 . You should review the more detailed discussion of federal income tax considerations in the Statement of Additional Information, which is available for free by calling 1-800-526-0056.

***We provide this tax information for your general information. You should consult your own tax adviser about the tax consequences of investing in a Fund.***

                                                                -

 Distribution of Fund's Shares

Distribution Plan. The following Funds have adopted a plan under Rule 12b-1 for the sale and distribution of shares:

 . Lexington Goldfund;

 . Lexington Global Income Fund;

 . Lexington Growth and Income Fund;

 . Lexington International Fund;

 . Lexington Troika Dialog Russia Fund; and

 . Lexington Worldwide Emerging Markets Fund.

Under the distribution plan, the Funds may pay fees up to 0.25% of their average daily net assets for distribution services.

Shareholder Servicing Agreements. The Funds may enter into Shareholder Servicing Agreements with one or more Shareholder Servicing Agents to provide various services to shareholders as follows:

 . Each Agent receives fees up to 0.25% of the average daily net assets of the Fund.

 . LMC may pay additional fees from its past profits, at no additional costs to the Funds.

 . Each Agent may waive all or a portion of the fees.

 . If a Fund has a distribution plan, the Agents will receive fees of up to 0.25% of the average daily assets from the distribution plan.

--

 Financial Highlights

The financial highlights table on the following pages are intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial highlights for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.

                                                                -

 Domestic Equity Funds

  Financial Highlights
                                         Growth and Income Fund
  PER SHARE OPERATING
  PERFORMANCE                   1999      1998      1997      1996      1995
 ------------------------------------------------------------------------------
  Net asset value, beginning
   of period                    $21.91    $20.27    $18.56    $15.71    $14.36
  Net investment income
   (loss)                         0.05        --      0.05      0.07      0.22
  Net realized and
  unrealized gain (loss)
  from investment
  operations                      3.33      4.30      5.46      4.08      3.00
  Total income (loss) from
  investment operations           3.38      4.30      5.51      4.15      3.22
  Less distributions:
   Distributions from net
    investment income            (0.05)       --     (0.07)    (0.13)    (0.22)
   Distributions in excess
    of net investment income        --        --        --        --        --
   Distributions from net
    realized gains               (2.86)    (2.66)    (3.73)    (1.17)    (1.65)
   Distributions in excess
    of net realized gains           --        --        --        --        --
  Total distributions            (2.91)    (2.66)    (3.80)    (1.30)    (1.87)
  Net asset value, end of
   period                       $22.38    $21.91    $20.27    $18.56    $15.71
 ------------------------------------------------------------------------------
  Total return                  15.54%    21.42%    30.36%    26.46%    22.57%
  Ratios/Supplemental Data
  Net asset, end of period
  (thousands)                 $254,532  $245,790  $228,037  $200,309  $138,901
  Ratio of expenses to
  average net assets,
  before reimbursement or
  waiver                         0.95%     1.16%     1.17%     1.13%     1.09%
  Ratio of expenses to
  average net assets, net
  of reimbursement or
  waiver                         0.95%     1.16%     1.17%     1.13%     1.09%
  Ratio of net investment
  income (loss) to average
  net assets, before
  reimbursement or waiver        0.21%     0.06%     0.21%     0.43%     1.38%
  Ratio of net investment
  income (loss) to average
  net assets, net of
  reimbursement or waiver        0.21%     0.06%     0.21%     0.43%     1.38%
  Portfolio Turnover Rate       86.31%    63.20%    88.15%   101.12%   159.94%

                                *Annualized.
                                (a)Small Cap Asia Growth Fund commenced
                                operations on July 3, 1995.

--

 Global and International Funds


    FINANCIAL
    HIGHLIGHTS

          Small Cap Asia Growth Fund                   Global Corporate Leaders Fund
   1999      1998      1997     1996    1995(a)    1999     1998     1997     1996     1995
----------------------------------------------------------------------------------------------
    $5.69     $7.06    $12.24    $9.76    $10.00    $9.46   $10.59   $11.28   $11.32   $11.17
   (0.10)        --     (0.05)   (0.05)     0.02    (0.02)    0.99     0.03     0.01     0.09
     3.36     (1.37)    (5.13)    2.54     (0.24)    3.67     1.02     0.73     1.84     1.10
     3.26     (1.37)    (5.18)    2.49     (0.22)    3.65     2.01     0.76     1.85     1.19
       --        --        --       --     (0.02)   (0.74)   (0.80)   (0.09)   (0.16)   (0.29)
       --        --        --    (0.01)       --       --       --       --       --    (0.13)
       --        --        --       --        --    (0.08)   (2.34)   (1.36)   (1.73)   (0.62)
       --        --        --       --        --       --       --       --       --       --
       --        --        --    (0.01)    (0.02)   (0.82)   (3.14)   (1.45)   (1.89)   (1.04)
    $8.95     $5.69     $7.06   $12.24     $9.76   $12.29    $9.46   $10.59   $11.28   $11.32
----------------------------------------------------------------------------------------------
   57.29%  (19.41)%  (42.32)%   25.50%  (4.39)%*   39.06%   19.06%    6.90%   16.43%   10.69%
  $14,392   $18,278   $13,867  $23,796    $8,936  $19,617  $17,803  $35,085  $37,223  $53,614
    3.00%     2.86%     2.30%    2.64%    3.51%*    1.96%    2.12%    1.75%    1.90%    1.67%
    2.50%     2.50%     2.30%    2.42%    1.75%*    1.96%    2.12%    1.75%    1.90%    1.67%
  (1.56)%   (0.57)%   (0.32)%  (0.86)%  (1.24)%*  (0.65)%  (0.06)%    0.23%    0.11%    0.48%
  (1.05)%   (0.21)%   (0.32)%  (0.64)%    0.52%*  (0.65)%  (0.06)%    0.23%    0.11%    0.48%
  172.89%   193.48%   187.41%  176.49%   40.22%*   12.76%  137.33%  177.48%  128.05%  166.35%

                                                                -

                                           International Fund
  PER SHARE OPERATING
  PERFORMANCE                   1999      1998      1997      1996      1995
 ------------------------------------------------------------------------------
  Net asset value, beginning
   of period                    $11.61    $10.10    $10.86    $10.60    $10.37
  Net investment income
   (loss)                        (0.01)     0.17      0.07     (0.02)    (0.01)
  Net realized and
   unrealized gain (loss)
   from investment
   operations                     5.46      1.74      0.10      1.45      0.61
  Total income (loss) from
   investment operations          5.45      1.91      0.17      1.43      0.60
  Less distributions:
  Distributions from net
   investment income             (0.03)    (0.06)    (0.13)    (0.20)       --
  Distributions in excess of
   net investment income            --        --        --        --     (0.35)
  Distributions from net
   realized gains                (3.58)    (0.34)    (0.80)    (0.97)    (0.02)
  Distributions in excess of
   net realized gains               --        --        --        --        --
  Total distributions            (3.61)    (0.40)    (0.93)    (1.17)    (0.37)
  Net asset value, end of
   period                       $13.45    $11.61    $10.10    $10.86    $10.60
-------------------------------------------------------------------------------
  Total return                  47.85%    19.02%     1.61%    13.57%     5.77%
  Ratios/Supplemental Data
  Net assets, end of period
   (thousands)                 $25,304   $24,000   $19,949   $18,891   $17,855
  Ratio of expenses to
   average net assets,
   before reimbursement or
   waiver                        1.98%     2.25%     2.15%     2.45%     2.46%
  Ratio of expenses to
   average net assets, net
   of reimbursement or
   waiver                        1.98%     1.75%     1.75%     2.45%     2.46%
  Ratio of net investment
   income (loss) to average
   net assets, before
   reimbursement or waiver     (0.21)%   (0.16)%     0.13%   (0.39)%   (0.12)%
  Ratio of net investment
   income (loss) to average
   net assets, net of
   reimbursement or waiver     (0.21)%     0.35%     0.53%   (0.39)%   (0.12)%
  Portfolio Turnover Rate      143.82%   143.67%   122.56%   113.55%   137.72%

                                * Annualized.
                                # (before, or net of) reimbursement or waiver
                                  or redemption fee proceeds.
                                (b) The Fund's commencement of operations was
                                    June 3, 1996 with the investment of its
                                    initial capital. The Fund's registration statement with the Securities and Exchange Commission became effective on July 3, 1996. Financial results prior to the effective date of the Fund's registration statement are not presented in this Financial Highlights Table.

--

  FINANCIAL
  HIGHLIGHTS

------------------------------------------------------------------------------------------------------------------------------------

           Global Income Fund                              Russia Fund                    Worldwide Emerging Markets Fund

------------------------------------------------------------------------------------------------------------------------------------
   1999    1998     1997     1996     1995      1999      1998     1997   1996(b)     1999     1998      1997     1996    1995
------------------------------------------------------------------------------------------------------------------------------------
 $10.36  $10.58   $11.22   $10.75    $9.80     $2.64    $17.50   $11.24   $12.12     $7.13   $10.18    $11.49   $10.70  $11.47
------------------------------------------------------------------------------------------------------------------------------------
   1.16    0.90     1.04     1.01     0.96      0.18      0.15    (0.01)   (0.05)    (0.05)    0.12      0.01      --     0.08
------------------------------------------------------------------------------------------------------------------------------------

 (1.20)   (0.07)   (0.50)    0.36     0.95      3.99    (14.70)    7.57    (0.51)     8.05    (3.08)    (1.32)    0.79   (0.76)
------------------------------------------------------------------------------------------------------------------------------------
  0.04     0.83     0.54     1.37     1.91      4.17    (14.55)    7.56    (0.56)     8.00    (2.96)    (1.31)    0.79   (0.68)
------------------------------------------------------------------------------------------------------------------------------------

 (0.82)   (0.87)   (0.91)   (0.86)   (0.96)    (0.07)    (0.07)     --       --      (0.03)   (0.09)      --       --    (0.08)
   --       --       --       --       --        --        --       --       --        --        --       --       --    (0.01)
 (0.05)   (0.18)   (0.27)   (0.04)     --        --      (0.24)   (1.30)   (0.32)      --        --       --       --      --
   --       --       --       --       --        --        --       --       --        --        --       --       --      --
 (0.87)   (1.05)   (1.18)   (0.90)   (0.96)    (0.07)    (0.31)   (1.30)   (0.32)    (0.03)   (0.09)      --       --    (0.09)
------------------------------------------------------------------------------------------------------------------------------------
 $9.45   $10.36    $10.58   $11.22  $10.75     $6.74     $2.64   $17.50   $11.24    $15.10    $7.13    $10.18   $11.49  $10.70
====================================================================================================================================
(0.31)%    8.21%     5.00%   13.33%  20.10%   159.76%   (82.99)%  67.50%   (9.01)%* 112.58%  (29.06)%  (11.40)%   7.38%  (5.93)%



$31,696  $36,407  $23,668  $29,110  $12,255   $59,011   $19,147  $137,873   $13,846  $154,994   $65,323  $137,686  $254,673 $265,544
------------------------------------------------------------------------------------------------------------------------------------

 1.86%    1.89%    2.17%    2.33%    3.07%    3.32%#    2.64%#    2.89%#     5.07%*#    2.00%    1.85%     1.82%     1.76%    1.88%
------------------------------------------------------------------------------------------------------------------------------------

 1.86%    1.50%    1.50%    1.50%    2.75%    2.23%#    1.84%#    1.85%#     2.65%*#    2.00%    1.85%     1.82%     1.76%    1.88%
------------------------------------------------------------------------------------------------------------------------------------

11.52%   10.99%    8.99%    9.49%    9.48%    3.30%#    0.57%#   (1.14)%#   (3.69)%*#  (0.66)%   1.14%     0.09%    (0.01)%   0.70%
------------------------------------------------------------------------------------------------------------------------------------

11.52%   11.38%    9.66%   10.32%    9.80%    4.39%#    1.36%#   (0.11)%#   (1.27)%*#  (0.66)%   1.14%     0.09%    (0.01)%   0.70%
------------------------------------------------------------------------------------------------------------------------------------
24.56%   45.25%  117.94%   71.83%  164.72%   91.14%    65.76%    66.84%    115.55%    184.39%  107.19%   112.05%    86.26%   92.85%
------------------------------------------------------------------------------------------------------------------------------------

                             Precious Metals Funds

                                                Goldfund
  PER SHARE OPERATING
  PERFORMANCE                   1999      1998      1997      1996      1995
 ------------------------------------------------------------------------------
  Net asset value, beginning
   of period                     $3.03     $3.24     $5.97     $6.24     $6.37
  Net investment income
  (loss)                         (0.01)       --        --      0.02        --
  Net realized and
  unrealized gain (loss)
  from investment
  operations                      0.27     (0.21)    (2.52)     0.50     (0.12)
  Total income (loss) from
  investment operations           0.26     (0.21)    (2.52)     0.52     (0.12)
  Less distributions:
   Distributions from net
    investment income               --        --     (0.21)    (0.79)    (0.01)
   Distributions in excess
    of net investment income        --        --        --        --        --
   Distributions from net
    realized gains                  --        --        --        --        --
   Distributions in excess
    of net realized gains           --        --        --        --        --
  Total distributions               --        --     (0.21)    (0.79)    (0.01)
  Net asset value, end of
   period                        $3.29     $3.03     $3.24     $5.97     $6.24
-------------------------------------------------------------------------------
  Total return                   8.58%   (6.39)%  (42.98)%     7.84%   (1.89)%
  Ratios/Supplemental Data
  Net assets, end of period
  (thousands)                  $72,516   $50,841   $53,707  $109,287  $135,779
  Ratio of expenses to
  average net assets,
  before reimbursement or
  waiver                         1.94%     1.74%     1.65%     1.60%     1.70%
  Ratio of expenses to
  average net assets, net
  of reimbursement or
  waiver                         1.94%     1.74%     1.65%     1.60%     1.70%
  Ratio of net investment
  income (loss) to average
  net assets, before
  reimbursement or waiver      (0.02)%     0.08%     0.17%   (0.32)%     0.07%
  Ratio of net investment
  income (loss) to average
  net assets, net of
  reimbursement or waiver      (0.02)%     0.08%     0.17%   (0.32)%     0.07%
  Portfolio Turnover Rate       78.55%    28.93%    38.32%    31.04%    40.41%

                                * Annualized.

                                (c) Six month period ended December 31, 1998.
                                    The Fund changed its fiscal year-end from June 30th to December 31st.

                                (d) Fiscal year-end June 30th.

--

   FINANCIAL
   HIGHLIGHTS

                             Silver Fund
   1999        1998(c)         1998(d)         1997(d)         1996(d)        1995(d)
--------------------------------------------------------------------------------------
    $2.73         $3.26           $3.95           $4.46          $4.00          $3.92
     0.01         (0.01)          (0.02)          (0.04)         (0.03)         (0.03)
     0.23         (0.52)          (0.66)          (0.43)          0.51           0.11
     0.24         (0.53)          (0.68)          (0.47)          0.48           0.08
    (0.01)           --              --              --             --             --
       --            --           (0.01)          (0.04)         (0.02)            --
       --            --              --              --             --             --
       --            --              --              --             --             --
   (0.01)            --           (0.01)          (0.04)         (0.02)            --
    $2.96         $2.73           $3.26           $3.95          $4.46          $4.00
--------------------------------------------------------------------------------------
    8.70%      (16.26)%        (17.32)%        (10.76)%         12.02%          2.04%
  $25,413       $25,560         $34,921         $42,035        $73,945        $65,517
    2.11%        2.37%*           1.90%           1.96%          1.73%          1.82%
    2.11%        2.37%*           1.90%           1.96%          1.73%          1.82%
    0.49%      (0.61)%*         (0.54)%         (0.78)%        (0.72)%        (0.83)%
    0.49%      (0.61)%*         (0.54)%         (0.78)%        (0.72)%        (0.83)%
   29.44%         5.68%          28.78%          18.76%         44.30%         44.22%

                                                                -

                   Fixed-Income Funds and Money Market Funds

                                             GNMA Income Fund
  PER SHARE OPERATING
  PERFORMANCE                    1999      1998      1997      1996      1995
 -------------------------------------------------------------------------------
  Net asset value, beginning
   of period                      $8.53     $8.40     $8.12     $8.19     $7.60
  Net investment income
  (loss)                           0.50      0.48      0.51      0.53      0.58
  Net realized and
  unrealized gain (loss)
  from investment operations      (0.45)     0.13      0.29     (0.08)     0.59
  Total income (loss) from
  investment Operations            0.05      0.61      0.80      0.45      1.17
  Less distributions:
   Distributions from net
   investment Income              (0.50)    (0.48)    (0.52)    (0.52)    (0.58)
   Distributions in excess of
   net investment income             --        --        --        --        --
   Distributions from net
   realized gains                    --        --        --        --        --
   Distributions in excess of
   net realized gains                --        --        --        --        --
   Total distributions            (0.50)    (0.48)    (0.52)    (0.52)    (0.58)
  Net asset value, end of
  period                          $8.08     $8.53     $8.40     $8.12     $8.19
--------------------------------------------------------------------------------
  Total return                    0.58%     7.52%    10.20%     5.71%    15.91%
  Ratios/Supplemental Data
  Net assets, end of period
  (thousands)                  $376,580  $273,591  $158,071  $133,777  $130,681
  Ratio of expenses to
  average net assets, before
  reimbursement or waiver         0.99%     1.01%     1.01%     1.05%     1.01%
  Ratio of expenses to
  average net assets, net of
  reimbursement or waiver         0.99%     1.01%     1.01%     1.05%     1.01%
  Ratio of net investment
  income (loss) to average
  net assets, before
  reimbursement or waiver         6.04%     5.85%     6.28%     6.56%     7.10%
  Ratio of net investment
  income (loss) to average
  net assets, net of
  reimbursement or waiver         6.04%     5.85%     6.28%     6.56%     7.10%
  Portfolio Turnover Rate        25.10%    54.47%   134.28%   128.76%    30.69%

--

   RISKS OF INVESTING

                      Money Market Trust
     1999          1998             1997             1996             1995
-----------------------------------------------------------------------------------------
      $1.00         $1.00            $1.00            $1.00            $1.00
     0.0425        0.0455           0.0458           0.0441           0.0495
         --            --               --               --               --
     0.0425        0.0455           0.0458           0.0441           0.0495
    (0.0425)      (0.0455)         (0.0458)         (0.0441)         (0.0495)
         --            --               --               --               --
         --            --               --               --               --
         --            --               --               --               --
    (0.0425)      (0.0455)         (0.0458)         (0.0441)         (0.0495)
      $1.00         $1.00            $1.00            $1.00            $1.00
-----------------------------------------------------------------------------------------
      4.34%         4.64%            4.68%            4.50%            5.06%
    $97,850       $87,488          $95,149          $97,526          $88,786
      1.01%         1.05%            1.04%            1.04%            1.08%
      1.00%         1.00%            1.00%            1.00%            1.00%
      4.25%         4.51%            4.55%            4.37%            4.87%
      4.26%         4.56%            4.58%            4.41%            4.95%
         --            --               --               --               --

                                                                -

LEXINGTON GLOBAL AND DOMESTIC NO-LOAD MUTUAL FUNDS

Statement of Additional Information

The Statement of Additional Information (SAI) provides a more complete discussion about the Lexington Funds and is incorporated by reference, which means that it is considered a part of this prospectus.

Annual and Semi-Annual Reports

The annual and semi-annual reports to shareholders have more information about each Lexington Fund's investments, including a discussion about the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

Trademarks

Lexington Management Corporation has trademark rights for use of the word Lexington, as well as for certain slogans and logos.

Reviewing or Obtaining Additional Information

You may obtain a copy of the SAI and the annual and semi-annual reports (free of charge) by contacting a broker-dealer or other financial intermediaries that sell the Fund's shares or by writing or calling:

  The Lexington Funds
  Park 80 West Plaza Two
  Saddle Brook, New Jersey 07663
  Attention: Shareholder Services
  800.526.0056 Toll-Free
  201.845.7300 Main Number
  investorservices@lexfunds.com Email
  www.lexingtonfunds.com Website

You may also obtain a copy of the SAI and the annual and semi-annual reports (for a fee) by contacting the Public Reference Room of the Securities and Exchange Commission, 450 Fifth Street, N.W., Washington, D.C., telephone 800-SEC-0330 or website www.sec.gov.

Investment Company Act File No. 811-0865 (Growth and Income); 811-5113 (Global Corporate Leaders); 811-8172 (International); 811-1838 (Worldwide); 811-9649 (Global Technology); 811-7287 (Small Cap Asia Growth); 811-7587 (Russia); 811-2401 (GNMA Income); 811-4675 (Global Income); 811-2701 (Money Market); 811-2881 (Goldfund); 811-4111 (Silver).

                     LEXINGTON GLOBAL TECHNOLOGY FUND, INC.


                      STATEMENT OF ADDITIONAL INFORMATION


                                  May 1, 2000


     This Statement of Additional Information which is not a prospectus, should be read in conjunction with the current prospectus, of Lexington Global Technology Fund, Inc. (the "Fund"), dated May 1, 2000, and as it may be revised
from time to time.   To obtain a copy of the Fund's prospectus at no charge,
please write to the Fund at P.O. Box 1515/Park 80 West - Plaza Two, Saddle Brook, New Jersey 07663 or call the following toll-free numbers:

          Shareholder Services Information:--               1-800-526-0056
          Institutional/Financial Adviser Services:--       1-800-367-9160
          24 Hour Account Information:--                    1-800-526-0052
          or visit our website at www.lexingtonfunds.com

     Lexington Management Corporation ("LMC") is the Fund's investment adviser. Stratos Advisors, Inc is the Fund's sub-adviser. Lexington Funds Distributor, Inc.("LFD") is the Fund's distributor.

                               TABLE OF CONTENTS

                                                                          Page
                                                                          ----
History of the Fund.......................................................  3

Investment Strategies and Risks of the Fund...............................  3

Investment Restrictions...................................................  9

Portfolio Transactions and Turnover....................................... 11

Management of the Fund.................................................... 12

Control Persons and Principal Holders of Securities....................... 16

Investment Adviser, Sub-Adviser, Administrator and Distributor............ 16

Determination of Net Asset Value.......................................... 18

Telephone Exchange Provisions............................................. 18

Tax Sheltered Retirement Plans............................................ 19

Capital Stock of the Fund................................................. 20

Dividend Distribution and Reinvestment Policy............................. 20

Tax Matters............................................................... 21

Calculation of Performance Data........................................... 27

Custodian, Transfer Agent and Dividend Disbursing Agent................... 28

Counsel and Independent Auditors.......................................... 28

Financial Statements...................................................... 29

                              HISTORY OF THE FUND

     Lexington Global Technology Fund, Inc. (the "Company") is a corporation organized under the laws of the State of Maryland on September 13, 1999 under the name of Lexington Emerging Technology Fund, Inc. The Company is an open-end management investment company. The name of the Company was changed on October 8, 1999. Lexington Global Technology Fund (the "Fund") originally named Lexington Emerging Technology Fund is a non-diversified management investment company.

                  INVESTMENT STRATEGIES AND RISKS OF THE FUND

     The Fund may purchase stock equivalents including warrants, options, convertible debt securities and depository receipts. The common stock equivalents may be converted into or provide the holder with the right to common stock. These investments are made in order to limit the risk of a substantial increase in the market price of a security (or an adverse movement in its applicable currency).

      A warrant typically is a long-term option that permits the holder to buy a specified number of shares of the issuer's underlying common stock at a specified exercise price by a particular expiration date. A warrant not exercised or disposed of by its expiration date expires worthless. The Fund will not purchase warrants except in units with other securities in original issuance thereof or attached to other securities, if at the time of the purchase, the Fund's investment in warrants, valued at the lower of cost or market, would exceed 5% of the Fund's total assets. For these purposes, warrants attached to units or other securities shall be deemed to be without value.

     The Fund may purchase put options on particular securities (or on currencies in which those securities are denominated) in order to protect against a decline in the market value of the underlying security below the exercise price less the premium paid for the option (or an adverse movement in the applicable currency relative to the U.S. dollar). Prior to expiration, most options are expected to be sold in a closing sale transaction. Profit or loss from the sale depends upon whether the amount received is more or less than the premium paid plus transaction costs. The Fund may purchase put and call options on stock indices in order to hedge against risks of stock market or industry wide stock price fluctuations.

     A convertible security is a fixed-income security (a bond or preferred stock) that may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities are senior to common stock in a corporation's capital structure but are usually subordinated to similar non-convertible securities. The price of a convertible security is influenced by the market value of the underlying common stock.

     Depositary receipts include American depositary receipts ("ADRs"), European depositary receipts ("EDRs"), global depositary receipts ("GDRs") and other similar instruments. Depositary receipts are receipts typically issued in connection with a U.S. or foreign bank or trust company and evidence ownership of underlying securities issued by a foreign corporation.

     The Fund may also invest in other types of equity securities including preferred stocks. A preferred stock is a class of capital stock that pays dividends at a specified rate and that has preference over common stock in the payment of dividends and the liquidation of assets. Preferred stock does not normally carry voting rights.

     When the Fund's investment adviser believes that debt securities will provide capital appreciation through favorable changes in relative foreign exchange rates, in relative interest rate levels or in the creditworthiness of issuers, the Fund may invest primarily in debt securities.

     The Fund may invest up to 10% of its total assets in shares of other investment companies that invest in securities in which it may otherwise invest.

     The Fund may invest in fixed-rate and floating- or variable-rate U.S. government securities. The U.S. Government guarantees payments of interest and principal of U.S. Treasury bills, notes and bonds, mortgage-related securities and other securities issued by the U.S. government. Other securities issued by U.S. government agencies or instrumentalities are supported only by the credit of the agency or instrumentality, for example those issued by the Federal Home Loan Bank, whereas others, such as those issued by the FNMA, Farm Credit System and Student Loan Marketing Association, have an additional line of credit with the U.S. Treasury.

     Short-term U.S. government securities generally are considered to be among the safest short-term investments. However, the U.S. government does not guarantee the net asset value of the Funds' shares. With respect to U.S. government securities supported only by the credit of the issuing agency or instrumentality or by an additional line of credit with the U.S. Treasury, there is no guarantee that the U.S. government will provide support to such agencies or instrumentalities. Accordingly, such U.S. government securities may involve risk of loss of principal and interest.

     Settlement Transactions- When the Fund enters into contracts for purchase or sale of a portfolio security denominated in a foreign currency, it may be required to settle a purchase transaction in the relevant foreign currency or receive the proceeds of a sale in that currency. In either event, the Fund will be obligated to acquire or dispose of such foreign currency as is represented by the transaction by selling or buying an equivalent amount of United States dollars. Furthermore, the Fund may wish to "lock in" the United States dollar value of the transaction at or near the time of a purchase or sale of portfolio securities at the exchange rate or rates then prevailing between the United States dollar and the currency in which the foreign security is denominated. Therefore, the Fund may, for a fixed amount of United States dollars, enter into a forward foreign exchange contract for the purchase or sale of the amount of foreign currency involved in the underlying securities transaction. In so doing, the Fund will attempt to insulate itself against possible losses resulting from a change in the relationship between the United States dollar and the foreign currency during the period between the date a security is purchased or sold and the date on which payment is made or received. This process is known as "transaction hedging".

     To effect the translation of the amount of foreign currencies involved in the purchase and sale of foreign securities and to effect the "transaction hedging" described above, the Fund may purchase or sell foreign currencies on a "spot" (i.e. cash) basis or on a forward basis whereby the Fund purchases or sells a specific amount of foreign currency, at a price set at the time of the contract, for receipt of delivery at a specified date which may be any fixed number of days in the future.

     Such spot and forward foreign exchange transactions may also be utilized to reduce the risk inherent in fluctuations in the exchange rate between the United States dollar and the relevant foreign currency when foreign securities are purchased or sold for settlement beyond customary settlement time (as described below). Neither type of foreign currency transaction will eliminate fluctuations in the prices of the Fund's portfolio or securities or prevent loss if the price of such securities should decline.

     Portfolio Hedging- Some or all of the Fund's portfolio will be denominated in foreign currencies. As a result, in addition to the risk of change in the market value of portfolio securities, the value of the portfolio in United States dollars is subject to fluctuations in the exchange rate between such foreign currencies and the United States dollar. When, in the opinion of LMC or Stratos it is desirable to limit or reduce exposure in a foreign currency in order to moderate potential changes in the United States dollar value of the portfolio, the Fund may enter into a forward foreign currency exchange contract by which the United States dollar value of the underlying foreign portfolio securities can be approximately matched by an equivalent United States dollar liability. This technique is known as "portfolio hedging" and moderates or reduces the risk of change in the United States dollar value of the Fund's portfolio only during the period before the maturity of the forward contract (which will not be in excess of one year).

     The Fund may hedge against changes in financial markets, currency rates and interest rates. The Fund may hedge with "derivatives." Derivatives are instruments whose value is linked to, or derived from, another instrument, like an index or a commodity. The Fund, for hedging purposes only, may also enter into forward foreign currency exchange contracts to increase its exposure to a foreign currency that LMC expects to increase in value relative to the United States dollar. The Fund will not attempt to hedge all of its foreign portfolio positions and will enter into such transactions only to the extent, if deemed appropriate by the investment adviser or sub-adviser. Hedging against a decline in the value of currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. The Fund will not enter into forward foreign currency exchange transactions for speculative purposes. The Fund intends to limit transactions as described in this paragraph to not more than 70% of the total Fund assets.

     Covered Call Options - Call options may also be used as a means of participating in an anticipated price increase of a security on a more limited basis than would be possible if the security itself were purchased. The Fund may write only covered call options. Since it can be expected that a call option will be exercised if the market value of the underlying security increases to a level greater than the exercise price, this strategy will generally be used when the investment adviser believes that the call premium received by the Fund plus anticipated appreciation in the price of the underlying security, up to the exercise price of the call, will be greater than the appreciation in the price of the security. The Fund intends to limit transactions as described in this paragraph to less than 5% of total Fund assets. The Fund will not purchase put and call options written by others. Also, the Fund will not write any put options.

     Futures, Swaps and Options on Futures - An interest rate futures contract is an agreement to purchase or sell debt securities, usually U.S. government securities, at a specified date and price. For example, the fund may sell interest rate futures contracts (i.e., enter into a futures contract to sell the underlying debt security) in an attempt to hedge against an anticipated increase in interest rates and a corresponding decline in debt securities it owns. The Fund will have collateral assets equal to the purchase price of the portfolio securities represented by the underlying interest rate futures contracts it has an obligation to purchase. The Fund may purchase and sell futures contracts and related options under the following conditions: (a) the then-current aggregate futures market prices of financial instruments required to be delivered and purchased under open futures contracts shall not exceed 30% of the Fund's total assets, at market value; and (b) no more than 5% of the assets, at market value at the time of entering into a contract, shall be committed to margin deposits in relation to futures contracts.

     Equity swaps allow the parties to exchange the dividend income or other components of return on an equity investment (e.g., a group of equity securities or an index) for a component of return on another non-equity or equity investment. Equity swap transactions may be volatile and may present the Fund with counterparty risks.

     Repurchase Agreements - A repurchase agreement is a contract under which the Fund would acquire a security for a relatively short period (usually not more than 7 days) subject to the obligations of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). Under the Investment Company Act, repurchase agreements are considered to be loans by the Fund and must be fully collateralized by collateral assets. If the seller defaults on its obligations to repurchase the underlying security, the Fund may experience delay or difficulty in exercising its rights to realize upon the security, may incur a loss if the value of the security declines and may incur disposition costs in liquidating the security. The Fund intends to limit repurchase agreements to transactions with institutions believed by LMC to present minimal credit risk. Although the Fund may enter into repurchase agreements with respect to any portfolio securities which it may acquire consistent with its investment policies and restrictions, it is the Fund's present intention to enter into repurchase agreements only with respect to obligations of the United States government or its agencies or instrumentalities. The Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in United States government securities. In addition if bankruptcy proceedings are commenced with respect to the seller, realization on the collateral by the Fund may be delayed or limited and the Fund may incur additional costs. In such case the Fund will be subject to risks associated with changes in market value of the collateral securities. The Fund will not enter into repurchase agreements maturing in more than seven days if the aggregate of such repurchase agreements and all other illiquid securities when taken together would exceed 15% of the total assets of the Fund. The Fund treats any securities subject to restrictions on repatriation for more than seven days, and securities issued in connection with foreign debt conversion programs that are restricted as to remittance of invested capital or profit, as illiquid. Illiquid securities do not include securities that are restricted from trading on formal markets for some period of time but for which an active informal market exists, or securities that meet the requirements of Rule 144A under the Securities Act of 1933 and that, subject to the review by the Board of Directors and guidelines adopted by the Board of Directors, LMC has determined to be liquid.

     Reverse Repurchase Agreements - The Fund may purchase reverse repurchase agreements. In a reverse repurchase agreement, the Fund sells to a financial institution a security that it holds and agrees to repurchase the same security at an agreed-upon price and date.

     When Issued and Forward Commitment Securities - The Fund may make contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments") because new issues of securities are typically offered to investors, such as the Fund, on that basis. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. This risk is in addition to the risk of decline in value of the Fund's other assets. Although the Fund will enter into such contracts with the intention of acquiring the securities, the Fund may dispose of a commitment prior to settlement if the investment adviser deems it appropriate to do so. The Fund may realize short-term profits or losses upon the sale of forward commitments. The Fund may purchase U.S. government or other securities on a "when-issued" basis and may purchase or sell securities on a "delayed delivery" basis. The price is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. When-issued securities and forward commitments may be sold prior to the settlement date, but the Fund will enter into when-issued and forward commitments only with the intention of actually receiving or delivering the securities. No income accrues on securities that have been purchased pursuant to a forward commitment or on a when-issued basis prior to delivery to the Fund. At the time the Fund enters into a transaction on a when-issued or forward commitment basis, it supports its obligation with collateral assets equal to the value of the when-issued or forward commitment securities and causes the collateral assets to be marked to market daily. There is a risk that the securities may not be delivered and that the Fund may incur a loss.

     Forward Currency Contracts - A forward currency contract is a contract individually negotiated and privately traded by currency traders and their customers and creates an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund generally does not enter into forward contracts with terms greater than one year. The Fund generally enters into forward contracts only under two circumstances. First, if the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security by entering into a forward contract to buy the amount of a foreign currency needed to settle the transaction. Second, if LMC believes that the currency of a particular foreign country will substantially rise or fall against the U.S. dollar, it may enter into a forward contract to buy or sell the currency approximating the value of some or all of a fund's portfolio securities denominated in such currency. The Fund will not enter into a forward contract if, as a result, it would have more than one-third of total assets committed to such contracts (unless it owns the currency that it is obligated to deliver or has caused its custodian to segregate segregable assets having a value sufficient to cover its obligations). Although forward contracts are used primarily to protect the Fund from adverse currency movements, they involve the risk that currency movements will not be accurately predicted.

     Investors should recognize that investing in securities of foreign companies and in particular securities of companies domiciled in or doing business in emerging markets and emerging countries involves certain risk considerations, including those set forth below, which are not typically associated with investing in securities of U.S. companies.

Foreign Currency Considerations

     The Fund's assets will be invested in securities of foreign companies and substantially all income will be received by the Fund in foreign currencies. However, the Fund will compute and distribute its income in dollars, and the computation of income will be made on the date of its receipt by the Fund at the foreign exchange rate in effect on that date. Therefore, if the value of the foreign currencies in which the Fund receives its income falls relative to the dollar between receipt of the income and the making of Fund distributions, the Fund will be required to liquidate securities in order to make distributions if the Fund has insufficient cash in dollars to meet distribution requirements.

     The value of the assets of the Fund as measured in dollars also may be affected favorably or unfavorably by fluctuations in currency rates and exchange control regulations. Further, the Fund may incur costs in connection with conversions between various currencies. Foreign exchange dealers realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer normally will offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire immediately to resell that currency to the dealer. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward or futures contracts to purchase or sell foreign currencies.

Risks Associated With Hedging Transactions

     Hedging transactions have special risks associated with them, including possible default by the Counterparty to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of a hedging transaction could result in losses greater than if it had not been used. Use of call options could result in losses to the Fund, force the sale or purchase of portfolio securities at inopportune times or for prices lower than current market values, or cause the Fund to hold a security it might otherwise sell.

     Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, the risk exists that the perceived linkage between various currencies may not be present or may not be present during the particular time that the Fund is engaging in portfolio hedging. Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulations or exchange restrictions imposed by governments. These forms of governmental actions can result in losses to the Fund if it is unable to deliver or receive currency or monies in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs.

     In addition, the Fund pays commissions and other costs in connection with such investments. Losses resulting from the use of hedging transactions will reduce the Fund's net asset value, and possibly income, and the losses can be greater than if hedging transactions had not been used.

Risks of Hedging Transactions Outside the United States

     When conducted outside the U.S., hedging transactions may not be regulated as rigorously as in the U.S., may not involve a clearing mechanism and related guarantees, and will be subject to the risk of government actions affecting trading in, or the price of, foreign securities, currencies and other instruments. The value of positions taken as part of non-U.S. hedging transactions also could be adversely affected by: (1) other complex foreign political, legal and economic factors;
(2) lesser availability of data on which to make trading decisions than in the U.S.; (3) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the U.S.; (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S.; and (5) lower trading volume and liquidity.

Investment and Repatriation Restrictions

     Some foreign countries may have laws and regulations which currently preclude direct foreign investment in the securities of their companies. However, indirect foreign investment in the securities of companies listed and traded on the stock exchanges in these countries is permitted by certain foreign countries through investment funds which have been specifically authorized. The Fund may invest in these investment funds subject to the provisions of the 1940 Act as discussed below under "Investment Restrictions". If the Fund invests in such investment funds, the Fund's shareholders will bear not only their proportionate share of the expenses of the Fund (including operating expenses and the fees of the Investment Manager), but also will bear indirectly similar expenses of the underlying investment funds.

     In addition, prior governmental approval for foreign investments may be required under certain circumstances in some foreign countries, while the extent of foreign investment in domestic companies may be subject to limitation in other foreign countries. Foreign ownership limitations also may be imposed by the charters of individual companies in foreign countries to prevent, among other concerns, violation of foreign investment limitations.

     Repatriation of investment income, capital and the proceeds of sales by foreign investors may require governmental registration and/or approval in some foreign countries. The Fund could be adversely affected by delays in or a refusal to grant any required governmental approval for such repatriation.

Foreign Securities Markets

     Trading volume on foreign country stock exchanges is substantially less than that on the New York Stock Exchange. Further, securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Similarly, volume and liquidity in most foreign bond markets is substantially less than in the U.S. and, consequently, volatility of price can be greater than in the U.S. Fixed commissions on foreign exchanges are generally higher than negotiated commissions on U.S. exchanges, although the Fund endeavors to achieve the most favorable net results on its portfolio transactions and may be able to purchase the securities in which the Fund may invest on other stock exchanges where commissions are negotiable.

     Companies in foreign countries are not generally subject to uniform accounting, auditing and financial reporting standards, practices and disclosure requirements comparable to those applicable to U.S. companies. Consequently, there may be less publicly available information about a foreign company than about a U.S. company. Further, there is generally less governmental supervision and regulation of foreign stock exchanges, brokers and listed companies than in the U.S. Further, these Funds may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts.

Economic and Political Risks

     The economies of individual foreign countries in which the Fund invests may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Further, the economies of foreign countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade. The export driven nature of Asian economies is often dependent on the strength of their trading partners in the United States and Europe, although growing intra-regional trade is seen mitigating some of this external dependence.

     With respect to any foreign country, there is the possibility of nationalization, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic developments (including war) which could affect adversely the economies of such countries or the Fund's investments in those countries. In addition, it may be more difficult to obtain a judgement in a court outside of the United States.

                            INVESTMENT RESTRICTIONS

     The Fund's investment objective and the following investment restrictions are matters or fundamental policy which may not be changed without the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at a shareholders' meeting at which more than 50% of the outstanding shares are present or represented by proxy or (b) more than 50% of the outstanding shares. Under these investment restrictions:

     (1)  the Fund will not issue any senior security (as defined in the 1940
          Act), except that: (a) the Fund may enter into commitments to purchase securities in accordance with the Fund's investment program, including reverse repurchase agreements, foreign exchange contracts and delayed delivery and when-issued securities, which may be considered the issuance of senior securities; (b) the Fund may engage in transactions that may result in the issuance of a senior security to the extent permitted under applicable regulations, interpretation of the 1940 Act or an exemptive order; (c) the Fund may engage in short sales of securities to the extent permitted in its investment program and other restrictions; (d) the purchase or sale of futures contracts and related options shall not be considered to involve the issuance of senior securities; and (e) subject to fundamental restrictions, the Fund may borrow money as authorized by the 1940 Act.

     (2) The Fund will not borrow money, except that: (a) the Fund may enter into certain futures contracts and options related thereto; (b) the Fund may enter into commitments to purchase securities in accordance with the Fund's investment program, including delayed delivery and when-issued securities and reverse repurchase agreements; (c) for temporary emergency purposes, the Fund may borrow money in amounts not exceeding 5% of the value of its total assets at the time the loan is made; (d) The Fund may pledge its portfolio securities or receivables or transfer or assign or otherwise encumber them in an amount not exceeding one-third of the value of its total assets; and (e) for purposes of leveraging, the Fund may borrow money from banks (including its custodian bank), only if, immediately after such borrowing, the value of the Fund's assets, including the amount borrowed, less its liabilities, is equal to at least 300% of the amount borrowed, plus all outstanding borrowings. If at any time, the value of the Fund's assets fails to meet the 300% asset coverage requirement relative only to leveraging, the Fund will, within three days (not including Sundays and holidays), reduce its borrowings to the extent necessary to meet the 300% test.

     (3) The Fund will not act as an underwriter of securities except to the extent that, in connection with the disposition of portfolio securities by the Fund, the Fund may be deemed to be an underwriter under the provisions of the 1933 Act.

     (4) The Fund will not purchase real estate, interests in real estate or real estate limited partnership interests except that, to the extent appropriate under its investment program, the Fund may invest in securities secured by real estate or interests therein or issued by companies, including real estate investment trusts, which deal in real estate or interests therein.

     (5) The Fund will not make loans, except that, to the extent appropriate under its investment program, the Fund may: (a) purchase bonds, debentures or other debt securities, including short-term obligations;
          (b) enter into repurchase transactions; and (c) lend portfolio securities provided that the value of such loaned securities does not exceed one-third of the Fund's total assets.

     (6) The Fund will not invest in commodity contracts, except that the Fund may, to the extent appropriate under its investment program, purchase securities of companies engaged in such activities, enter into transactions in financial and index futures contracts and related options, engage in transactions on a when-issued or forward commitment basis, and enter into forward currency contracts.

     (7) The Fund will not concentrate its investments in any one industry, except that the Fund may invest up to 25% of its total assets in securities issued by companies principally engaged in any one industry. The Fund considers foreign government securities and supranational organizations to be industries. This limitation, however, will not apply to securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities.

          In addition to the above fundamental restrictions, the Fund has undertaken the following non fundamental restrictions, which may be changed in the future by the Board of Directors, without a vote of the shareholders of the
Fund:

     (1) The Fund may purchase and sell futures contracts and related options under the following conditions: (a) the then-current aggregate futures market prices of financial instruments required to be delivered and purchased under open futures contracts shall not exceed 30% of the Fund's total assets, at market value; and (b) no more than 5% of the assets, at market value at the time of entering into a contract, shall be committed to margin deposits in relation to futures contracts.

     (2) The Fund will not make short sales of securities, other than short sales "against the box," or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment programs of the Fund. (3) The Fund will not purchase the securities of any other investment company, except as permitted under the 1940 Act.

     (4) The Fund will not invest more than 15% of its total assets in illiquid securities. Illiquid securities are securities that are not readily marketable or cannot be disposed of promptly within seven days and in the usual course of business without taking a materially reduced price. Such securities include, but are not limited to, time deposits and repurchase agreements with maturities longer than seven days. Securities that may be resold under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended, and any other security that is restricted as to resale under federal securities laws but is determined to be liquid by the Investment Adviser based on criteria established by the Board of Directors shall not be deemed illiquid solely by reason of being unregistered.

     The percentage restrictions referred to above are to be adhered to at the time of investment and are not applicable to a later increase or decrease in percentage beyond the specified limit resulting from change in values or net assets.


                      PORTFOLIO TRANSACTIONS AND TURNOVER

     The Fund's primary policy is to execute all purchases and sales of portfolio instruments at the most favorable prices consistent with best execution, considering all of the costs of the transaction including brokerage commissions. This policy governs the selection of brokers and dealers and the market in which a transaction is executed. Consistent with this policy, the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and such other policies as the Directors may determine, LMC may consider sales of shares of the Fund and of the other Lexington Funds as a factor in the selection of broker-dealers to execute the Fund's portfolio transactions. In addition, pursuant to the Fund's investment management agreement, management consideration may be given in the selection of broker-dealers to research provided and payment may be made of a commission higher than that charged by another broker-dealer which does not furnish research services or which furnishes research services deemed to be of lesser value, so long as the criteria of Section 28(e) of the Securities Exchange Act of 1934 are met.
Section 28 (e) of the Securities Exchange Act of 1934 was adopted in 1975 and specifies that a person with investment discretion shall not be "deemed to have acted unlawfully or to have breached a fiduciary duty" solely because such person has caused the account to pay higher commission than the lowest available under certain circumstances, provided that the person so exercising investment discretion makes a good faith determination that the amount of commissions paid was "reasonable in relation to the value of the brokerage and research services provided...viewed in terms of either that particular transaction or his overall responsibilities with respect to the accounts as to which he exercises investment discretion."

     Currently, it is not possible to determine the extent to which commissions that reflect an element of value for research services ("soft dollars") might exceed commissions that would be payable for execution services alone. Nor generally can the value of research services to the Fund be measured. Research services furnished might be useful and of value to LMC and its affiliates, in serving other clients as well as the Fund. On the other hand, any research services obtained by LMC or its affiliates from the placement of portfolio brokerage of other clients might be useful and of value to LMC in carrying out its obligations to the Fund.

     The Fund anticipates that its brokerage transactions involving securities of companies domiciled in countries other than the United States will normally be conducted on the principal stock exchanges of those countries. Fixed commissions of foreign stock exchange transactions are generally higher than the negotiated commission rates available in the United States. There is generally less government supervision and regulation of foreign stock exchanges and broker-dealers than in the United States.

     Although the Fund does not generally intend to invest for the purpose of seeking short-term profits, the Fund's investments may be changed when circumstances warrant, without regard to the length of time a particular security has been held. It is expected that the Fund will have an annual portfolio turnover rate that will generally not exceed 100%. A 100% turnover rate would occur if all the Fund's portfolio investments were sold and either repurchased or replaced within a year. A high turnover rate (100% or more) results in correspondingly greater brokerage commissions and other transactional expenses which are borne by the Fund. High portfolio turnover may result in the realization of net short-term capital gains by the Fund which, when distributed to shareholders, will be taxable as ordinary income. See "Tax Matters."

                            MANAGEMENT OF THE FUND

     The Fund's Directors and executive officers, their ages as of the Fund's most recent fiscal year-end, their principal occupations and former affiliations are set forth below:


        Name                            Title                    Experience Over Past 5 Years
+       S.M.S. CHADHA (62)              DIRECTOR                 Secretary, Ministry of External Affairs,
        3/16 Shanti Niketan,                                     New Delhi, India; Head of Foreign Service
        New Delhi 21, India                                      Institute, New Delhi, India; Special Envoy
                                                                 of the Government of India; Director,
                                                                 Special Unit for Technical Cooperation
                                                                 among Developing countries, United
                                                                 Nations Development Program, New York

*+      ROBERT M. DEMICHELE (55)        CHAIRMAN &               Chairman and Chief Executive Officer,
        P.O. BOX 1515                   PRESIDENT                Lexington Management Corporation;
        Saddle Brook, NJ  07663                                  President and Director, Lexington Global
                                                                 Asset Managers, Inc.; Chairman of the
                                                                 Board, Market Systems Research, Inc.
                                                                 and Market Systems Research Advisors,
                                                                 Inc.; Director, Chartwell Re Corporation,
                                                                 Claredon National Insurance Company,
                                                                 The Navigator's Group, Inc., Unione
                                                                 Italiana Reinsurance, Vanguard Cellular
                                                                 Systems, Inc. and Weeden & Co.; Vice
                                                                 Chairman of the Board of Trustees,
                                                                 Union College and Trustee, Smith
                                                                 Richardson Foundation

+       BEVERLEY C. DUER (70)           DIRECTOR                 Private Investor.  Formerly Manager,
        340 East 72nd Street                                     Operations Research Department, CPC
        New York, NY  10021                                      International Inc.

*+      BARBARA R. EVANS (39)           DIRECTOR                 Private Investor, formerly Assistant Vice
        5 Fernwood Road                                          President and Securities Analyst,
        Summit, NJ  07901                                        Lexington Management Corporation.

*+      RICHARD M. HISEY (41)           DIRECTOR &               Executive Vice President (Mutual Funds),
        P.O. Box 1515                   VICE PRES.               Chief Financial Officer, Managing
        Saddle Brook, NJ  07663                                  Director and Director, Lexington
                                                                 Management Corporation; Chief Financial
                                                                 Officer, Vice President and Director,
                                                                 Lexington Funds Distributor, Inc.;
                                                                 Chief Financial Officer, Market Systems
                                                                 Research Advisors, Inc.; Executive Vice
                                                                 President (Mutual Funds) and Chief
                                                                 Financial Officer, Lexington Global Asset
                                                                 Mangers, Inc.

+       JERARD F. MAHER (54)            DIRECTOR                 General Counsel, Federal Business Center;
        300 Raritan Center Parkway                               Counsel, Ribis, Graham & Curtin.
        Edison, NJ  08818

+       ANDREW M. MCCOSH (59)           DIRECTOR                 Professor of the Organisation of Industry
        12 Wyvern Park                                           and Commerce, Department of Business Studies,
        Edinburgh EH92JY, Scotland U.K.                          The University of Edinburgh, Scotland.

+       DONALD B. MILLER (73)           DIRECTOR                 Chairman, Horizon Media, Inc.; Trustee,
        10725 Quail Covey Drive                                  Galaxy Funds; Director, Maguire Group
        Boynton Beach, Fl 33436                                  of Connecticut; prior to January 1989,
                                                                 President, Director and C.E.O., Media
                                                                 General Broadcast Services.

+       ALLEN H. STOWE (62)             DIRECTOR                 President, Dartmouth Co-operative
        3674 Fifth & Ocean Aves.                                 Society Co., Inc.
        Normandy Beach, NJ 08739

*       ALFREDO VIEGAS (31)             VICE PRES.               Chief Executive Officer and Senior
        Stratos Advisors, Inc.,         AND                      Portfolio Manager, Stratos Advisors, Inc.
        Wall Street Tower               PORTFOLIO                Senior Portfolio Manager and Partner,
        20 Exchange Place, 52nd Fl.     MANAGER                  VZB Partners LLC.  Prior to 1995,
        New York, NY 10005                                       Vice President and Latin American
                                                                 Equity Strategist for emerging markets,
                                                                 Salomon Brothers.

*       MOHAMMED ZAIDI (30)             VICE PRES.               Portfolio Manager, Stratos Advisors, Inc.
        Stratos Advisors, Inc.,         AND PORTFOLIO            Portfolio Manager, VZB Partners LLC.
        Wall Street Tower               MANAGER                  Prior to 1995, Chief Financial
        20 Exchange Place, 52nd Fl.                              Officer and Partner, Paradigm Software, Inc.
        New York, NY 10005

*+      LISA CURCIO (40)                VICE PRES.               Senior Vice President and Secretary,
        P.O. BOX 1515                   AND                      Lexington Management Corporation; Vice
        Saddle Brook, NJ  07663         SECRETARY                President and Secretary, Lexington
                                                                 Funds Distributor, Inc.; Secretary,
                                                                 Lexington Global Asset Managers, Inc.

*+      RICHARD J. LAVERY, CLU,         VICE PRESIDENT           Senior Vice President, Lexington
        ChFC (46)                                                Management Corporation; Vice
        P.O. BOX 1515                                            President, Lexington Funds Distributor, Inc.
        Saddle Brook, NJ  07663

*+      JANICE CARNICELLI (40)          VICE PRESIDENT           Vice President, Lexington Funds
        P.O. BOX 1515
        Saddle Brook, NJ  07663

*+      CHRISTIE CARR-WALDRON (32)      TREASURER                Treasurer, Lexington Funds
        P.O. BOX 1515
        Saddle Brook, NJ  07663

*+      CATHERINE DiFALCO (30)          ASSISTANT                Assistant Treasurer, Lexington Funds
        P.O. BOX 1515                   TREASURER
        Saddle Brook, NJ  07663

*+      SIOBHAN GILFILLAN (36)          ASSISTANT                Assistant Treasurer, Lexington Funds
        P.O. BOX 1515                   TREASURER
        Saddle Brook, NJ  07663

*+      SHERI MOSCA (36)                ASSISTANT                Assistant Treasurer, Lexington Funds.
        P.O. BOX 1515                   TREASURER
        Saddle Brook, NJ  07663

*+      PETER CORNIOTES (37)            ASSISTANT                Vice President and Assistant Secretary,
        P.O. BOX 1515                   SECRETARY                Lexington Management Corporation;
        Saddle Brook, NJ  07663                                  Assistant Secretary, Lexington Funds
                                                                 Distributor, Inc.

*+      ENRIQUE FAUST (39)              ASSISTANT                Assistant Vice President, Lexington
        P.O. BOX 1515                   SECRETARY                Management Corporation
        Saddle Brook, NJ  07663


* "Interested person" and/or "affiliated person" as defined in the Investment Company Act of 1940, as amended.

+ Messrs. Chadha, Corniotes, DeMichele, Duer, Faust, Hisey, Lavery, Maher, McCosh, Miller, Stowe, Viegas and Zaidi, and Mmes. Carnicelli, Carr-Waldron, Curcio, DiFalco, Evans, Gilfillan and Mosca hold similar offices with some or all of the other registered investment companies advised and/or distributed by Lexington Management Corporation, Lexington Funds Distributor, Inc. or Stratos Advisors. Inc. The Board of Directors met 5 times during the twelve months ended December 31, 1999, and each of the Directors attended at least 75% of those meetings.


REMUNERATION OF DIRECTORS AND CERTAIN EXECUTIVE OFFICERS:

        Each Director is reimbursed for expenses incurred in attending each meeting of the Board of Directors or any committee thereof up to a maximum of $9,000 per year for Directors living outside the U.S. and $6,000 per year for Directors living within the U.S. Each Director who is not an affiliate of the Adviser is compensated for his or her services according to a fee schedule which recognizes the fact that each Director also serves as a Director of other investment companies advised by LMC. Each Director receives a fee, allocated among all investment companies for which the Director serves.

     Set forth below is information regarding compensation from the Fund paid or accrued during the Fund's last fiscal year and total compensation paid or accrued from all Funds in the Fund complex:



                             Aggregate          Total Compensation         Number of
                            Compensation          from Fund and        Directorships in
  Name of Director           from Fund             Fund Complex           Fund Complex
-----------------------------------------------------------------------------------------------
S.M.S. Chadha                  $112                   $24,006                   15
-----------------------------------------------------------------------------------------------
Robert M. DeMichele            $  0                   $     0                   15
-----------------------------------------------------------------------------------------------
Beverly C. Duer                $112                   $29,656                   15
-----------------------------------------------------------------------------------------------
Barbara R. Evans               $  0                   $     0                   15
-----------------------------------------------------------------------------------------------
Richard M. Hisey               $  0                   $     0                    8
-----------------------------------------------------------------------------------------------
Jerard F. Maher                $112                   $22,976                   15
-----------------------------------------------------------------------------------------------
Andrew M. McCosh               $112                   $24,006                   15
-----------------------------------------------------------------------------------------------
Donald B. Miller               $112                   $24,006                   15
-----------------------------------------------------------------------------------------------
John G. Preston                $112                   $24,006                   15
-----------------------------------------------------------------------------------------------
Allen H. Stowe                 $112                   $12,712                    8
-----------------------------------------------------------------------------------------------


RETIREMENT PLAN FOR ELIGIBLE DIRECTORS

     Effective September 12, 1995, the Directors instituted a Retirement Plan for Eligible Directors (the "Plan") pursuant to which each Director (who is not an employee of any of the Funds, the Advisor, Administrator or Distributor or any of their affiliates) may be entitled to certain benefits upon retirement from the Board. Pursuant to the Plan, the normal retirement date is the date on which the eligible Director has attained age 65 and has completed at least ten years of continuous and non-forfeited service with one or more of the investment companies advised by LMC (or its affiliates) (collectively, the "Covered Funds"). Each eligible Director is entitled to receive from the Covered Fund an annual benefit commencing on the first day of the calendar quarter coincident with or next following his date of retirement equal to 5% of his compensation multiplied by the number of such Director's years of service (not in excess of 15 years) completed with respect to any of the Covered Portfolios. Such benefit is payable to each eligible Director in quarterly installments for ten years following the date of retirement or the life of the Director. The Plan establishes age 72 as a mandatory retirement age for Directors; however, Directors serving the Funds as of September 12, 1995 are not subject to such mandatory retirement. Directors serving the Funds as of September 12, 1995 who elect retirement under the Plan prior to September 12, 1996 will receive an annual retirement benefit at any increased compensation level if compensation is increased prior to September 12, 1997 and receive spousal benefits (i.e., in the event the Director dies prior to receiving full benefits under the Plan, the Director's spouse (if any) will be entitled to receive the retirement benefit within the 10 year period.)

     Retiring Directors will be eligible to serve as Honorary Directors for one year after retirement and will be entitled to be reimbursed for travel expenses to attend a maximum of two meetings.


     Set forth in the table below are the estimated annual benefits payable to an eligible Director upon retirement assuming various compensation and years of service classifications. As of December 31, 1999, the estimated credited years of service for Directors Chadha, Duer, Maher, McCosh, Miller and Stowe are 4, 21, 4, 4, 25, and 3, respectively.


                 HIGHEST ANNUAL COMPENSATION PAID BY ALL FUNDS


              $20,000    $25,000   $30,000   $35,000


 YEARS OF
 SERVICE            ESTIMATED ANNUAL BENEFIT UPON RETIREMENT

    15         $15,000        $18,750        $22,500        $26,250
    14          14,000         17,500         21,000         24,500
    13          13,000         16,250         19,500         22,750
    12          12,000         15,000         18,000         21,000
    11          11,000         13,750         16,500         19,250
    10          10,000         12,500         15,000         17,500

              CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


     As of April 4, 2000, the following persons are known by fund management to have owned beneficially, directly or indirectly, 5% or more of the outstanding shares of Lexington Global Technology Fund, Inc.: The Public Institution for Social Security, P.O. Box 24324, Safat 13104, Kuwait, 74%.

         INVESTMENT ADVISER, SUB-ADVISER, ADMINISTRATOR AND DISTRIBUTOR

     Lexington Management Corporation ("LMC"), P.O. Box 1515, Saddle Brook, New Jersey 07663 is the investment adviser to the Fund pursuant to an Investment Management Agreement dated December 27,1999 (the "Advisory Agreement"). LMC has entered into a sub-adviser contract with Stratos Advisors, Inc. ("Stratos") 20 Exchange Place, 52nd Floor, New York, NY 10005 under which Stratos will provide the Fund with investment advice and management of the Fund's investment program. For the services to be rendered, LMC will pay Stratos monthly compensation equal to an annual rate of 35% of the management fee paid by the Fund, net of reimbursement and net of No Transaction Fee (NTF) program fees not borne by the Fund. Lexington Funds Distributor, Inc. ("LFD") is the distributor of Fund shares pursuant to a Distribution Agreement dated December 12, 1999 (the "Distribution Agreement"). These agreements were approved by the Fund's Board of Directors (including a majority of the Directors who were not parties to either the Advisory Agreement or the Distribution Agreement or "interested persons" of any such party) on September 14, 1999. LMC makes recommendations to the Fund with respect to its investments and investment policies.

     LMC is paid an investment advisory fee at the annual rate of 1.25% of the Fund's average daily net assets. LMC has agreed to reduce its management fee if necessary to keep total operating expenses at or below 2.50% of the Fund's average daily net assets. LMC may terminate this voluntary reduction at any time. LFD pays the advertising and sales expenses of the continuous offering of Fund shares, including the cost of printing prospectuses and shareholder reports for persons other than existing shareholders. The Fund furnishes LFD, at printer's overrun cost paid by LFD, such copies of its prospectus and annual, semi-annual and other reports and shareholder communications as may reasonably be required for sales purposes.

     LMC also acts as administrator to the Fund and performs certain administrative and internal accounting services, including but not limited to, maintaining general ledger accounts, regulatory compliance, preparation of financial information for semiannual and annual reports, preparing registration statements, calculating net asset values, shareholder communications and supervision of the custodian and transfer agent and provides facilities for such services. The Fund shall reimburse LMC for its actual cost in providing such services, facilities and expenses.

     The Advisory Agreement, the Distribution Agreement and the Administrative Services Agreement are subject to annual approval by the Fund's Board of Directors and by the affirmative vote, cast in person at a meeting called for such purpose, of a majority of the Directors who are not parties either to the Advisory Agreement, the Distribution Agreement or the Administrative Agreement, as the case may be, or "interested persons" of any such party. Either the Fund or LMC may terminate the Advisory Agreement and the Fund or LFD may terminate the Distribution Agreement on 60 days' written notice without penalty. The Advisory Agreement terminates automatically in the event of assignment, as defined in the Investment Company Act of 1940.

     LMC shall not be liable to the Fund or its shareholders for any act or omission by LMC, its officers, directors or employees or any loss sustained by the Fund or its shareholders except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.


     LMC and LFD are wholly owned subsidiaries of Lexington Global Asset Managers, Inc. a publicly traded corporation. Descendants of Lunsford Richardson, Sr., their spouses, trusts and other related entities have a majority voting control of outstanding shares of Lexington Global Asset Managers, Inc. LGAM has entered into an agreement with ReliaStar Financial Corporation ("ReliaStar") for ReliaStar to acquire LGAM. ReliaStar is a Minneapolis-based holding company whose subsidiaries offer individuals and institutions life insurance and annuities, employee benefit products and services, life and health reinsurance, retirement plans, mutual funds, bank products and personal finance education. Completion of the acquisition is subject to customary conditions, including regulatory approvals and approval by LGAM shareholders. Subject to approval by each Fund's Directors/Trustees and shareholders, each Fund will enter into a new investment advisory agreement with Pilgrim Investments, Inc., a subsidiary of ReliaStar.

     Of the directors, executive officers or employees ("affiliated persons") of the Fund, Messrs. Corniotes, DeMichele, Faust, Hisey, Lavery, and Wapnick and Mmes. Carnicelli, Carr-Waldron, Curcio, DiFalco, Gilfillan, Mosca and Spellman (see "Management of the Fund") may also be deemed affiliates of LMC by virtue of being officers, directors or employees thereof.

     LFD also serves as distributor for Fund shares under a Distribution Agreement which is subject to annual approval by a majority of the Fund's Board of Directors, including a majority of directors who are not "interested persons".

                       DETERMINATION OF NET ASSET VALUE

     The Fund calculates net asset value as of the close of normal trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time, unless weather, equipment failure or other factors contribute to an earlier closing time) each business day. It is expected that the New York Stock Exchange will be closed on Saturdays and Sundays and on New Year's Day, King Holiday, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Per share net asset value is calculated by dividing the value of the Fund's total net assets by the total number of the Fund's shares then outstanding.

     Portfolio securities are valued using current market valuations: either the last reported sales price or, in the case of securities for which there is no reported last sale and fixed-income securities, the mean between the closing bid and asked price. Securities for which market quotations are not readily available or which are illiquid are valued at their fair values as determined in good faith under the supervision of the Funds' officers, and by the Manager and the Board, in accordance with methods that are specifically authorized by the Board. Short-term obligations with maturities of 60 days or less are valued at amortized cost as reflecting fair value.

     The value of securities denominated in foreign currencies and traded on foreign exchanges or in foreign markets will be translated into U.S. dollars at the last price of their respective currency denomination against U.S. dollars quoted by a major bank or, if no such quotation is available, at the rate of exchange determined in accordance with policies established in good faith by the Boards. Because the value of securities denominated in foreign currencies must be translated into U.S. dollars, fluctuations in the value of such currencies in relation to the U.S. dollar may affect the net asset value of the Fund's shares even without any change in the foreign-currency denominated values of such securities.

     Because foreign securities markets may close before the Fund determines its net asset value, events affecting the value of portfolio securities occurring between the time prices are determined and the time the Fund calculates its net asset value may not be reflected unless the Manager, under supervision of the Board, determines that a particular event would materially affect the Fund's net asset value.

                         TELEPHONE EXCHANGE PROVISIONS

     Exchange instructions may be given in writing or by telephone. Telephone exchanges may only be made if a Telephone Authorization form has been previously executed and filed with LFD. Telephone exchanges are permitted only after a minimum of seven (7) days have elapsed from the date of a previous exchange. Exchanges may not be made until all checks in payment for the shares to be exchanged have been cleared.

     Telephonic exchanges can only involve shares held on deposit at State Street Bank and Trust Company (the "Agent"); shares held in certificate form by the shareholder cannot be included. However, outstanding certificates can be returned to the Agent and qualify for these services. Any new account established with the same registration will also have the privilege of exchange by telephone in the Lexington Funds. All accounts involved in a telephonic exchange must have the same registration and dividend option as the account from which the shares were transferred and will also have the privilege of exchange by telephone in the Lexington Funds in which these services are available.

     By checking the box on the New Account Application authorizing telephone exchange services, a shareholder constitutes and appoints LFD as the true and lawful attorney to surrender for redemption or exchange any and all non-certificate shares held by the Agent in account(s) designated, or in any other account with the Lexington Funds, present or future which has the identical registration, with full power of substitution in the premises. This selection also authorizes and directs LFD to act upon any instruction from any person by telephone for exchange of shares held in any of these accounts. In acting on a request to exchange, LFD is authorized to purchase shares of any other Lexington Fund that is available, provided the registration and mailing address of the shares to be purchased are identical to the registration of the shares being redeemed. The shareholder also agrees that neither LFD, the Agent, or the Fund(s) will be liable for any loss, expense or cost arising out of any requests effected in accordance with this authorization which would include requests effected by impostors or persons otherwise unauthorized to act on behalf of the account. LFD, the Agent, and the Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine and if they do not employ reasonable procedures they may be liable for any losses due to unauthorized or fraudulent instructions. The following identification procedures may include, but are not limited to, the following: account number, registration and address, taxpayer identification number and other information particular to the account. In addition, all telephone exchange and telephone redemption transactions will take place on recorded telephone lines and each transaction will be confirmed in writing by the Fund. If the shareholder is an entity other than an individual, it may be required to certify that certain persons have been duly elected and are now legally holding the titles given and that the said corporation, trust, unincorporated association, etc. is duly organized and existing and has the power to take action called for by this continuing authorization. LFD reserves the right to cease to act as attorney subject to the above appointment upon thirty (30) days written notice to the address of record.

     Exchange Authorizations forms, Telephone Authorization forms and prospectuses of the other funds may be obtained from LFD.

     LFD has made arrangements with certain dealers to accept instructions by telephone to exchange shares of the Fund or shares of one of the other Lexington Funds at net asset value as described above. Under this procedure, the dealer must agree to indemnify LFD and the funds from any loss or liability that any of them might incur as a result of the acceptance of such telephone exchange orders. A properly signed Exchange Authorization must be received by LFD within 5 days of the exchange request. LFD reserves the right to reject any telephone exchange request. In each such exchange, the registration of the shares of the Fund being acquired must be identical to the registration of the shares of the Fund being exchanged. Any telephone exchange orders so rejected may be processed by mail.

     This exchange offer is available only in states where shares of the Fund being acquired may legally be sold and may be modified or terminated at any time by the Fund. Broker-dealers who process exchange orders on behalf of their customers may charge a fee for their services. Such fee may be avoided by making requests for exchange directly to the Fund or Agent.


                        TAX SHELTERED RETIREMENT PLANS

     The Fund makes available a variety of Prototype Pension and Profit Sharing Plans including a 401(k) Salary Reduction Plan and a 403(b)(7) Plan. Plan services are available by contacting the Shareholder Services Department of the Distributor at 1-800-526-0056.

     Individual Retirement Account (IRA): Individuals may make tax deductible contributions to their own Individual Retirement Accounts ("IRA") established under Section 408 of the Internal Revenue Code of 1986, as amended (the "Code"). Married investors filing a joint return (i) neither of whom is an active participant in an employer sponsored retirement plan, or (ii) for 1999 who have an adjusted gross income of $51,000 or less ($31,000 or less for single taxpayers) may each make a $2,000 annual deductible IRA contribution. For adjusted gross incomes over $51,000 ($31,000 for single taxpayers), the IRA deduction limit is generally phased out ratably over the next $10,000 of adjusted gross income, subject to a minimum $200 deductible contribution. Investors who are not able to deduct a full $2,000 IRA contribution because of the limitations may make a non-deductible contribution to their IRA to the extent a deductible contribution is not allowed. Federal income tax on accumulations earned on deductible or non-deductible contributions is deferred until such time as these amounts are deemed distributed to an investor. Rollovers are also permitted. The Disclosure statement required by the Internal Revenue Service ("IRS") is provided by the Fund.

     Roth IRA: Individuals may make non-deductible contributions to their own Roth Individual Retirement Accounts ("Roth IRAs") under Section 408A of the Code. Generally, Roth IRAs are subject to many of the same rules as Traditional IRAs. Most important with a Roth IRA: there is no income tax on qualified withdrawals. In addition, unlike a Traditional IRA, there is no prohibition on making contributions to a Roth IRA after an individual reaches age 70 1/2, and there are no required minimum withdrawals beginning at that age. Total contributions to all of an individual's Traditional and Roth IRAs may not exceed $2,000 per year (other limitations may apply). The $2,000 maximum contribution amount is reduced by any amounts contributed in the same year to a Traditional IRA or another Roth IRA. Married investors filing a joint return may not make a Roth IRA contribution for a year in which his or her joint adjusted gross income is $160,000 or greater (for unmarried investors, $110,000 or greater), and the amount allowed as a contribution is phased out ratably for married investors with an adjusted gross income of more than $150,000, but less than $160,000 (for unmarried investors, more than $95,000, but less than $110,000). Married investors filing separate returns may not contribute to a Roth IRA in a year in which his or her adjusted gross income is $10,000 or more (the allowed contribution amount is phased out ratably over the first $10,000 of this investor's adjusted gross income). The Disclosure statement required by the IRS is provided by the Fund upon opening a Roth IRA.

     The minimum initial investment to establish a tax-sheltered plan through the Fund is $250 for both Keogh Plans and IRA Plans. Subsequent investments are subject to a minimum of $50 for each account.

     Self-Employed Retirement Plan (HR-10): Self-employed individuals may make tax deductible contributions to a prototype defined contribution pension plan or profit sharing plan. There are, however, a number of special rules which apply when self-employed individuals participate in such plans. Currently purchase payments under a self-employed plan are deductible only to the extent of the lesser of (i) $30,000 or (ii) 25% of the individual's earned annual income (as defined in the Code) and in applying these limitations not more than $150,000 of "earned income" may be taken into account.

     Corporate Pension and Profit Sharing Plans: The Fund makes available a Prototype Defined Contribution Pension Plan and a Prototype Profit Sharing Plan.

     All purchases and redemptions of Fund shares pursuant to any one of the Fund's tax sheltered plans must be carried out in accordance with the provisions of the Plan. Accordingly, all plan documents should be reviewed carefully before adopting or enrolling in the plan. Investors should especially note that a penalty tax of 10% may be imposed by the IRS on early withdrawals under corporate, Keogh or IRA Plans. It is recommended by the IRS that an investor consult a tax adviser before investing in the Fund through any of these plans.

     An investor participating in any of the Fund's special plans has no obligation to continue to invest in the Fund and may terminate the Plan with the Fund at any time. Except for expenses of sales and promotion, executive and administrative personnel, and certain services which are furnished by LMC, the cost of the plans generally is borne by the Fund; however, each IRA Plan account is subject to an annual maintenance fee of $12.00 charged by the Agent.


                           CAPITAL STOCK OF THE FUND

     The Company currently has capital stock designated to only one series, the Fund. The Fund has only one class of stock which has no preemptive rights.


                 DIVIDEND DISTRIBUTION AND REINVESTMENT POLICY

     The Fund intends to pay annual dividends from investment income, if earned and as declared by its Board of Directors. The Board of Directors may, at its discretion, elect to retain or declare and pay distributions from any realized security profits.

     Any dividends and distribution payments will be reinvested at net asset value, without sales charge, in additional full and fractional shares of the Fund unless and until the shareholder notifies State Street Bank and Trust Company (the "Agent") in writing that he wants to receive his payments in cash. This request must be received by the Agent at least seven days before the dividend record date. Upon receipt by the Agent of such written notice, all further payments will be made in cash until written notice to the contrary is received. An account of such shares owned by each shareholder will be maintained by the Agent.

     Shareholders whose accounts are maintained by the Agent will have the same rights as other shareholders with respect to shares so registered (see "How to Purchase Shares" in the Prospectus).


                                  TAX MATTERS

     Information set forth in the Prospectus and this SAI is only a summary of certain key tax considerations generally affecting purchasers of shares of the Fund. The following is only a summary of certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus. No attempt has been made to present a complete explanation of the federal, state and local tax treatment of the Fund or the implications to shareholders, and the discussions here and in the Fund's Prospectus are not intended as substitutes for careful tax planning. Accordingly, potential purchasers of shares of the Fund are urged to consult their tax advisers with specific reference to their own tax circumstances. In addition, the tax discussion in the Prospectus and this SAI is based on tax law in effect on the date of the Prospectus and this SAI; such laws and regulations may be changed by legislative, judicial or administrative action, sometimes with retroactive effect.

     Qualification as a Regulated Investment Company.  The Fund has elected to
     -----------------------------------------------
be taxed as a regulated investment company under Subchapter M of the Code. As a regulated investment company, the Fund is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses) and capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (i.e., net investment income and the excess of net short-term capital gain over net long-term capital loss) for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below. Distributions by the Fund made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains of the taxable year and will, therefore, count toward satisfaction of the Distribution Requirement.

     In addition to satisfying the Distribution Requirement, a regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "Income Requirement").

     In general, gain or loss recognized by the Fund on the disposition of an asset will be a capital gain or loss. In addition, gain will be recognized as a result of certain constructive sales, including short sales "against the box." However, gain recognized on the disposition of a debt obligation purchased by the Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the Fund held the debt obligation. In addition, under the rules of Code section 988, gain or loss recognized on the disposition of a debt obligation denominated in a foreign currency or an option with respect thereto (but only to the extent attributable to changes in foreign currency exchange rates), and gain or loss recognized on the disposition of a foreign currency forward contract, futures contract, option or similar financial instrument, or of foreign currency itself, except for regulated futures contracts or non-equity options subject to Code section 1256 (unless the Fund elects otherwise), will generally be treated as ordinary income or loss.

     Further, the Code also treats as ordinary income a portion of the capital gain attributable to a transaction where substantially all of the return realized is attributable to the time value of the Fund's net investment in the transaction and: (1) the transaction consists of the acquisition of property by the Fund and a contemporaneous contract to sell substantially identical property in the future; (2) the transaction is a straddle within the meaning of section 1092 of the Code; (3) the transaction is one that was marketed or sold to the Fund on the basis that it would have the economic characteristics of a loan but the interest-like return would be taxed as capital gain; or (4) the transaction is described as a conversion transaction in the Treasury Regulations. The amount of the gain recharacterized generally will not exceed the amount of the interest that would have accrued on the net investment for the relevant period at a yield equal to 120% of the federal long-term, mid-term, or short-term rate, depending upon the type of instrument at issue, reduced by an amount equal to:
(1) prior inclusions of ordinary income items from the conversion transaction and (2) the capital interest on acquisition indebtedness under Code section 263(g). Built-in losses will be preserved where the Fund has a built-in loss with respect to property that becomes a part of a conversion transaction. No authority exists that indicates that the converted character of the income will not be passed through to the Fund's shareholders.

     In general, for purposes of determining whether capital gain or loss recognized by the Fund on the disposition of an asset is long-term or short-term, the holding period of the asset may be affected if (1) the asset is used to close a "short sale" (which includes for certain purposes the acquisition of a put option) or is substantially identical to another asset so used, (2) the asset is otherwise held by the Fund as part of a "straddle" (which term generally excludes a situation where the asset is stock and the Fund grants a qualified covered call option (which, among other things, must not be deep-in-the-money) with respect thereto), or (3) the asset is stock and the Fund grants an in-the-money qualified covered call option with respect thereto. In addition, the Fund may be required to defer the recognition of a loss on the disposition of an asset held as part of a straddle to the extent of any unrecognized gain on the offsetting position. Any gain recognized by the Fund on the lapse of, or any gain or loss recognized by the Fund from a closing transaction with respect to, an option written by the Fund will be treated as a short-term capital gain or loss.

     Certain transactions that may be engaged in by the Fund (such as regulated futures contracts, certain foreign currency contracts, and options on stock indexes and futures contracts) will be subject to special tax treatment as "Section 1256 contracts." Section 1256 contracts are treated as if they are sold for their fair market value on the last business day of the taxable year, even though a taxpayer's obligations (or rights) under such contracts have not terminated (by delivery, exercise, entering into a closing transaction or otherwise) as of such date. Any gain or loss recognized as a consequence of the year-end deemed disposition of Section 1256 contracts is taken into account for the taxable year together with any other gain or loss that was previously recognized upon the termination of Section 1256 contracts during that taxable year. Any capital gain or loss for the taxable year with respect to Section 1256 contracts (including any capital gain or loss arising as a consequence of the year-end deemed sale of such contracts) is generally treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. The Fund, however, may elect not to have this special tax treatment apply to Section 1256 contracts that are part of a "mixed straddle" with other investments of the Fund that are not Section 1256 contracts.

     The Fund may purchase securities of certain foreign investment funds or trusts which constitute passive foreign investment companies ("PFICs") for federal income tax purposes. If the Fund invests in a PFIC, it has three separate options. First, it may elect to treat the PFIC as a qualified electing fund (a "QEF"), in which event the Fund will each year have ordinary income equal to its pro rata share of the PFIC's ordinary earnings for the year and long-term capital gain equal to its pro rata share of the PFIC's net capital gain for the year, regardless of whether the Fund receives distributions of any such ordinary earnings or capital gains from the PFIC. Second, the Fund that invests in stock of a PFIC may make a mark-to-market election with respect to such stock. Pursuant to such election, the Fund will include as ordinary income any excess of the fair market value of such stock at the close of any taxable year over the Fund's adjusted tax basis in the stock. If the adjusted tax basis of the PFIC stock exceeds the fair market value of the stock at the end of a given taxable year, such excess will be deductible as ordinary loss in an amount equal to the lesser of the amount of such excess or the net mark-to-market gains on the stock that the Fund included in income in previous years. The Fund's holding period with respect to its PFIC stock subject to the election will commence on the first day of the next taxable year. If the Fund makes the mark-to-market election in the first taxable year it holds PFIC stock, it will not incur the tax described below under the third option.

     Finally, if the Fund does not elect to treat the PFIC as a QEF and does not make a mark-to-market election, then, in general, (1) any gain recognized by the Fund upon the sale or other disposition of its interest in the PFIC or any "excess distribution" (as defined) received by the Fund from the PFIC will be allocated ratably over the Fund's holding period of its interest in the PFIC stock, (2) the portion of such gain or excess distribution so allocated to the year in which the gain is recognized or the excess distribution is received shall be included in the Fund's gross income for such year as ordinary income (and the distribution of such portion by the Fund to shareholders will be taxable as an ordinary income dividend, but such portion will not be subject to tax at the Fund level), (3) the Fund shall be liable for tax on the portions of such gain or excess distribution so allocated to prior years in an amount equal to, for each such prior year, (i) the amount of gain or excess distribution allocated to such prior year multiplied by the highest tax rate (individual or corporate) in effect for such prior year, plus (ii) interest on the amount determined under clause (i) for the period from the due date for filing a return for such prior year until the date for filing a return for the year in which the gain is recognized or the excess distribution is received, at the rates and methods applicable to underpayments of tax for such period, and (4) the distribution by the Fund to its shareholders of the portions of such gain or excess distribution so allocated to prior years (net of the tax payable by the Fund thereon) will again be taxable to the shareholders as an ordinary income dividend.

     Treasury Regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) for any taxable year, to elect (unless it has made a taxable year election for excise tax purposes as discussed below) to treat all or any part of any net capital loss, any net long-term capital loss or any net foreign currency loss (including, to the extent provided in Treasury Regulations, losses recognized pursuant to the PFIC mark-to-market election) incurred after October 31 as if it had been incurred in the succeeding year.

     In addition to satisfying the requirements described above, the Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of the Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to each of which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of such issuer and does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses. Generally, an option (call or put) with respect to a security is treated as issued by the issuer of the security, not the issuer of the option.

     If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends-received deduction in the case of corporate shareholders.

     Excise Tax on Regulated Investment Companies.  A 4% non-deductible excise
     --------------------------------------------
tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to

98% of its ordinary income for such calendar year and 98% of capital gain net income for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a "taxable year election")). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

     For purposes of the excise tax, a regulated investment company shall: (1) reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year and (2) exclude foreign currency gains and losses and ordinary gains or losses arising as a result of a PFIC mark-to-market election (or upon the actual disposition of the PFIC stock subject to such election) incurred after October 31 of any year (or after the end of its taxable year if it has made a taxable year election) in determining the amount of ordinary taxable income for the current calendar year (and, instead, include such gains and losses in determining ordinary taxable income for the succeeding calendar year).

     The Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that the Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

     Fund Distributions. The Fund anticipates distributing substantially all of
     ------------------
its investment company taxable income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes. Distributions attributable to dividends received by the Fund from domestic corporations will qualify for the 70% dividends-received deduction for corporate shareholders only to the extent discussed below. Distributions attributable to interest received by the Fund will not, and distributions attributable to dividends paid by a foreign corporation generally should not, qualify for the dividend-received deduction.

     Ordinary income dividends paid by the Fund with respect to a taxable year will qualify for the 70% dividends-received deduction generally available to corporations (other than corporations such as S corporations, which are not eligible for the deduction because of their special characteristics, and other than for purposes of special taxes such as the accumulated earnings tax and the personal holding company tax) to the extent of the amount of qualifying dividends received by the Fund from domestic corporations for the taxable year. A dividend received by the Fund will not be treated as a qualifying dividend (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock), excluding for this purpose under the rules of Code Section 246(c)(3) and (4):
(i) any day more than 45 days (or 90 days in the case of certain preferred stock) after the date on which the stock becomes ex-dividend and (ii) any period during which the Fund has an option to sell, is under a contractual obligation to sell, has made and not closed a short sale of, is the grantor of a deep-in-the-money or otherwise nonqualified option to buy, or has otherwise diminished its risk of loss by holding other positions with respect to, such (or substantially identical) stock; (2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property; or (3) to the extent the stock on which the dividend is paid is treated as debt-financed under the rules of Code Section 246A. Moreover, the dividends-received deduction for a corporate shareholder may be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or (2) by application of Code Section 246(b) which in general limits the dividends-received deduction to 70% of the shareholder's taxable income (determined without regard to the dividends-received deduction and certain other items).

     The Fund may either retain or distribute to shareholders its net capital gain for each taxable year. The Fund currently intends to distribute any such amounts. Net capital gain that is distributed and designated as a capital gain dividend will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares. The Code provides, however, that under certain conditions only 50% (58% for alternative minimum tax purposes) of the capital gain recognized upon the Fund's disposition of domestic "small business" stock will be subject to tax.

     Conversely, if the Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. If the Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will be required to report his pro rata share of such gain on his tax return as long-term capital gain, will receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.

     Alternative minimum tax ("AMT") is imposed in addition to, but only to the extent it exceeds, the regular tax and is computed at a maximum marginal rate of 28% for noncorporate taxpayers and 20% for corporate taxpayers on the excess of the taxpayer's alternative minimum taxable income ("AMTI") over an exemption amount. For purposes of the corporate AMT, the corporate dividends-received deduction is not itself an item of tax preference that must be added back to taxable income or is otherwise disallowed in determining a corporation's AMTI. However, a corporate shareholder will generally be required to take the full amount of any dividend received from the Fund into account (without a dividends-received deduction) in determining its adjusted current earnings, which are used in computing an additional corporate preference item (i.e., 75% of the excess of a corporate taxpayer's adjusted current earnings over its AMTI (determined without regard to this item and the AMT net operating loss deduction)) includable in AMTI.

     Investment income that may be received by the Fund from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of, or exemption from, taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested in various countries is not known. If more than 50% of the value of the Fund's total assets at the close of its taxable year consist of the stock or securities of foreign corporations, the Fund may elect to "pass through" to its shareholders the amount of foreign taxes paid by the Fund. If the Fund so elects, each shareholder would be required to include in gross income, even though not actually received, his pro rata share of the foreign taxes paid by the Fund, but would be treated as having paid his pro rata share of such foreign taxes and would therefore be allowed to either deduct such amount in computing taxable income or use such amount (subject to various Code limitations) as a foreign tax credit against federal income tax (but not both). For purposes of the foreign tax credit limitation rules of the Code, each shareholder would treat as foreign source income his pro rata share of such foreign taxes plus the portion of dividends received from the Fund representing income derived from foreign sources. No deduction for foreign taxes could be claimed by an individual shareholder who does not itemize deductions. Each shareholder should consult his own tax adviser regarding the potential application of foreign tax credits.

     Distributions by the Fund that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.

     Distributions by the Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional Fund shares or shares of another portfolio (or another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, if the net asset value at the time a shareholder purchases shares of the Fund reflects undistributed net investment income or recognized capital gain net income, or unrealized appreciation in the value of the assets of the Fund, distributions of such amounts will be taxable to the shareholder in the manner described above, although they economically constitute a return of capital to the shareholder.

     Ordinarily, shareholders are required to take distributions by the Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.

     The Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has failed to provide a correct taxpayer identification number, (2) who is subject to backup withholding for failure to properly report the receipt of interest or dividend income, or (3) who has failed to certify to the Fund that it is not subject to backup withholding or that it is an exempt recipient (such as a corporation).

     Sale or Redemption of Shares.  A shareholder will recognize gain or loss on
     ----------------------------
the sale or redemption of shares of the Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the Fund within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of the Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares. For this purpose, the special holding period rules of Code section 246(c)(3) and (4) (discussed above in connection with the dividends-received deduction for corporations) generally will apply in determining the holding period of shares. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

     Foreign Shareholders.  Taxation of a shareholder who, as to the United
     --------------------
States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder") depends on whether the income from the Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder.

     If the income from the Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income dividends paid to a foreign shareholder will be subject to U.S. withholding tax at the rate of 30% (or lower applicable treaty rate) upon the gross amount of the dividend. Furthermore, such foreign shareholder may be subject to U.S. withholding tax at the rate of 30% (or lower applicable treaty rate) on the gross income resulting from the Fund's election to treat any foreign taxes paid by it as paid by its shareholders, but may not be allowed a deduction against this gross income or a credit against this U.S. withholding tax for the foreign shareholder's pro rata share of such foreign taxes which it is treated as having paid. Such foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of the Fund, capital gain dividends, and amounts retained by the Fund that are designated as undistributed capital gains.

     If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends, and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

     In the case of foreign noncorporate shareholders, the Fund may be required to withhold U.S. federal income tax at the rate of 31% on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their foreign status.

     The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign taxes.

     Effect of Future Legislation; State and Local Tax Considerations.  The
     ----------------------------------------------------------------
foregoing general discussion of U.S. federal income tax consequences is based on the Code and the Treasury Regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect.

     Rules of state and local taxation of ordinary income dividends and capital gain dividends from regulated investment companies may differ from the rules for U.S. federal income taxation described above. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in the Fund.


                        CALCULATION OF PERFORMANCE DATA
                        -------------------------------

     For the purpose of quoting and comparing the performance of the Fund to that of other mutual funds and to other relevant market indices in advertisements or in reports to shareholders, performance may be stated in terms of total return. Under the rules of the Securities and Exchange Commission ("SEC rules"), funds advertising performance must include total return quotes calculated according to the following formula:

P(l+T)/n/ = ERV

Where:    P = a hypothetical  initial payment of $1,000
          T = average annual total return
          n = number of years (1, 5 or 10)

ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods or at the end of the 1, 5 or 10 year periods (or fractional portion thereof).

     Under the foregoing formula, the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication, and will cover one, five and ten year periods or a shorter period dating from the effectiveness of the Fund's Registration Statement. In calculating the ending redeemable value, all dividends and distributions by the Fund are assumed to have been reinvested at net asset value as described in the prospectus on the reinvestment dates during the period. Total return, or "T" in the formula above, is computed by finding the average annual compounded rates of return over the 1, 5 and 10 year periods (or fractional portion thereof) that would equate the initial amount invested to the ending redeemable value. Any recurring account charges that might in the future be imposed by the Fund would be included at that time.

     The Fund may also from time to time include in such advertising a total return figure that is not calculated according to the formula set forth above in order to compare more accurately the performance of the Fund with other measures of investment return. For example, in comparing the Fund's total return with data published by Lipper Analytical Services, Inc., or with the performance of the Standard and Poor's 500 Stock Index or the Dow Jones Industrial Average, the Fund calculates its aggregate total return for the specified periods of time assuming the investment of $10,000 in Fund shares and assuming the reinvestment of each dividend or other distribution at net asset value on the reinvestment date. Percentage increases are determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the beginning value.


            CUSTODIAN, TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

     Chase Manhattan Bank, N.A., 1211 Avenue of the Americas, New York, New York 10036 has been retained to act as the Custodian for the Fund's portfolio securities including those to be held by foreign banks and foreign securities depositories which qualify as eligible foreign custodians under the rules adopted by the S.E.C. and for the Fund's domestic securities and other assets. State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02181, has been retained to act as the transfer agent and dividend disbursing agent. Neither Chase Manhattan Bank, N.A. nor State Street Bank and Trust Company have any part in determining the investment policies of the Fund or in determining which portfolio securities are to be purchased or sold by the Fund or in the declaration of dividends and distributions.


                       COUNSEL AND INDEPENDENT AUDITORS

     Kramer Levin Naftalis & Frankel LLP, 919 Third Avenue, New York, New York 10022 will pass upon legal matters for the Fund in connection with the offering of its shares. KPMG LLP, 757 Third Avenue, New York, New York 10017, has been selected as independent auditors for the Fund for the fiscal year ending December 31, 2000.

PART C.     OTHER INFORMATION
------      -----------------
Item 24.  Financial Statements and Exhibits - List
          ----------------------------------------
     The Annual Report for the year ending December 31, 1999 was filed electronically on February 28, 2000 (as form type N-30D).


   (a) Financial statements:
       ---------------------
       Report of Independent Auditors
       dated February 7, 2000

       Statement of Net Assets
       (including the Portfolio of
       Investments) at December 31, 1999

       Statement of Assets and
       Liabilities at December 31, 1999

       Statement of Operations
       for the year ended December 31, 1999

       Statement of Changes in Net Assets for
       the year ended December 31, 1999 and 1998

       Notes to Financial Statements


Schedules II-VII and other Financial Statements, for which provisions are made in the applicable accounting regulations of the Securities and Exchange Commission, are omitted because they are not required under the related instructions, they are inapplicable, or the required information is presented in the financial statements or notes thereto.

    (1)    Includes the information required by Schedule I.

    (2) Includes the information required by the Statement of Realized Gain or Loss on Investments

   (b) Exhibits:

1.     Articles of Incorporation - Filed 10/27/99
       Incorporated by reference

2.     By-Laws - Filed 10/27/99 - Incorporated
       by reference

3.     Not Applicable

4.     Rights of Holders - Filed 10/27/99
       Incorporated by reference

5a.    Form of Investment Advisory Agreement between
       Registrant and Lexington Management Corporation
       Filed 10/27/99 - Incorporated by reference

5b.    Form of Sub-Advisory Investment Management
       Agreement between Lexington Management Corporation and Stratos Advisors, Inc. - Filed 10/27/99
       Incorporated by reference

6. Form of Distribution Agreement between Registrant and Lexington Funds Distributor, Inc. - Filed
       10/27/99 - Incorporated by reference

7.     Not Applicable

8.     Form of Custodian Agreement between
       Registrant and Chase Manhattan Bank, N.A. -
       Filed 10/27/99 - Incorporated by reference

9a.    Form of Transfer Agency Agreement between
       Registrant and State Street Bank and Trust
       Company - Filed 10/27/99 - Incorporated by reference

9b.    Form of Administrative Services Agreement between
       Registrant and Lexington Management Corporation
       Filed 10/27/99 - Incorporated by reference

10. Opinion of Counsel as to Legality of Securities being registered -

11.    Consents
       (a) Consent of Counsel                            Filed electronically
       (b) Consent of Independent Auditors               Filed electronically

12.    Not Applicable

13.    Not Applicable

14.    Retirement Plans - Filed 10/27/99
       Incorporated by reference

15.    Not Applicable

16.    Not Applicable

Item 25.  Persons Controlled by or under Common Control with Registrant
          -------------------------------------------------------------
       Furnish a list or diagram of all persons directly or indirectly controlled by or under common control with the Registrant and as to each such person indicate (1) if a company, the state or other sovereign power under the laws of which it is organized, (2) the percentage of voting securities owned or other basis of control by the person, if any, immediately controlling it.

       See Management of the Fund in the Prospectus and Statement of Additional Information.


Item 26. Number of Holders of Securities
         -------------------------------
       State in substantially the tabular form indicated, as of a specified date within 90 days prior to the date of filing, the number of record holders of each class of securities of the Registrant.

       The following information is given as of April 16, 2000:

       Title of Class                               Number of Record Holders
       --------------                               ------------------------
       Capital Stock                                            262
       ($0.001 par value)


Item 27. Indemnification
         ---------------
       State the general effect of any contract, arrangements or statute under which any director, officer, underwriter or affiliated person of the Registrant is insured or indemnified in any manner against any liability which may be incurred in such capacity, other than insurance provided by any director, officer, affiliated person or underwriter for their own protection.

       Under the terms of the Maryland General Corporation Law and the Company's By-Laws, the Company may indemnify any person who was or is a director, officer or employee of the Company to the maximum extent permitted by the Maryland General Corporation Law; provided, however, that Company only as authorized in the specific case upon a determination that indemnification of such persons is proper in the circumstances. Such determination shall be made (i) by the Board of Directors, by a majority vote of a quorum which consists of directors who are neither "interested persons" of Company as defined in Section 2(a)(19) of the 1940 Act, nor parties to the proceeding, or
(ii) if the required quorum is not obtainable or if a quorum of such directors so directs by independent legal counsel in a written opinion. No indemnification will be provided by the Company to any director or officer of the Company for any liability to the Company or Shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

Item 28.  Business and Other Connections of Investment Adviser
          ----------------------------------------------------
       Describe any other business, profession, vocation or employment of a substantial nature in which the investment adviser of the Registrant, and each director, officer or partner of any such investment adviser, is or has been, at any time during the past two fiscal years, engaged for his own account or in the capacity of director, officer, employee, partner or trustee.

       See Prospectus Part A and Statement of Additional Information Part B ("Management of the Fund").


Item 29. Principal Underwriters
         ----------------------
  (a)    Lexington Money Market Trust
         Lexington Growth and Income Fund, Inc.
         Lexington GNMA Income Fund, Inc.
         Lexington Global Income Fund
         Lexington Worldwide Emerging Markets Fund, Inc.
         Lexington Goldfund, Inc.
         Lexington Global Corporate Leaders Fund, Inc.
         Lexington Natural Resources Trust
         Lexington Corporate Leaders Trust Fund
         Lexington Silver Fund, Inc.
         Lexington International Fund, Inc.
         Lexington Emerging Markets Fund, Inc.
         Lexington Small Cap Asia Growth Fund, Inc.
         Lexington Troika Dialog Russia Fund, Inc.
         Lexington Global Technology Fund, Inc.
<

29 (b)

                          Position and Offices
Name and Principal        with Principal               Position and Offices
Business Address          Underwriter                  With Registrant
------------------        -----------                  ----------------
Peter Corniotes*          Assistant Secretary          Asst. Secretary

Lisa A. Curcio*           Vice President and           Vice President and
                          Secretary                    Secretary

Robert M. DeMichele*      Chief Executive Officer      Chairman of the
                          and Chairman                 Board and President

Richard M. Hisey*         Chief Financial Officer      Chief Financial
                          and Director                 Officer and Vice Pres.

Richard Lavery*           Vice President               Vice President

Janice McInerney*          Assistant Treasurer          None

(c)
Not Applicable.

*P.O. Box 1515
 Saddle Brook, New Jersey  07663

Item 30.   Location of Accounts and Records
           --------------------------------
     With respect to each account, book or other document required to be maintained by Section 31(a) of the 1940 Act and the Rules (17 CFR 270, 31a-1 to 31a-3) promulgated thereunder, furnish the name and address of each person maintaining physical possession of each such account, book or other document.

     The Registrant, Lexington Global Technology Fund, Inc. , Park 80
West - Plaza Two, Saddle Brook, New Jersey 07663 will maintain physical possession of such of each such account, book or other document of the Company, except for those maintained by the Registrant's Custodian, Chase Manhattan Bank, N.A., 1211 Avenue of the Americas, New York New York 10036, or Transfer Agent, State Street Bank and Trust Company, c/o National Financial Data Services, City Center Square, 1100 Main, Kansas City, Missouri 64105.


Item 31.   Management Services
           -------------------
     Furnish a summary of the substantive provisions of any management-related service contract not discussed in Part A or B of this Form (because the contract was not believed to be material to a purchaser of securities of the Registrant) under which services are provided to the Registrant, indicating the parties to the contract, the total dollars paid and by whom for the last three fiscal years.

     None.


Item 32.    Undertakings -
            ------------
     The Registrant, Lexington Global Technology Fund, Inc., undertakes to furnish a copy of the Fund s latest annual report, upon request and without charge, to every person to whom a prospectus is delivered.

     The Registrant will hold a meeting of its public shareholders, if requested to do so by the holders of at least 10 percent of the Registrant's outstanding shares, to call a meeting of shareholders for the purpose of voting upon the question of removal of a director or directors and to assist in communications with other shareholders.

                                            Registration No.




                    Securities and Exchange Commission

                          Washington, D.C.  20549



                                 Exhibits

                                Filed With

                                 Form N-1A




                    Lexington Global Technology Fund, Inc.


                               EXHIBIT INDEX


The following documents are being filed electronically as exhibits to this filing:


     Consent of Kramer Levin Naftalis & Frankel LLP
     Consent of KPMG LLP

                                 SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 the Registrant certifies that it has met all of the requirements for effectiveness of this amendments to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to be signed on its behalf by the Undersigned, thereunto duly authorized, in the City of Saddle Brook and State of New Jersey, on the 28th day of April, 2000.


                    Lexington Global Technology Fund, Inc.


                       /s/ Robert M. DeMichele
                    _______________________________________________
                    By Robert M. DeMichele
                       Chairman of the Board


     Pursuant to the requirements of the Securities Act of 1933, this Amendment has been signed below by the following persons in the capacities and on the dates indicated.


Signature                     Title                          Date

/s/ Robert M. DeMichele
__________________________    Chairman of the Board    April 28, 2000
Robert M. DeMichele           Principal Executive
                              Officer

/s/ Richard M. Hisey
__________________________    Principal Financial      April 28, 2000
Richard M. Hisey              and Accounting Officer
                              and Director


/s/ Lisa Curcio
__________________________    Principal Compliance     April 28, 2000
Lisa Curcio                   Officer


*SMS Chadha                   Director                 April 28, 2000
__________________________
 SMS Chadha


*Beverley C. Duer, P.E.       Director                 April 28, 2000
__________________________
 Beverley C. Duer, P.E.


*Barbara R. Evans             Director                 April 28, 2000
__________________________
 Barbara R. Evans

Signature                     Title                           Date

*Jerard F. Maher              Director                 April 28, 2000
_________________________
 Jerard F. Maher


*Andrew M. McCosh             Director                 April 28, 2000
_________________________
 Andrew M. McCosh


*Donald B. Miller             Director                 April 28, 2000
_________________________
 Donald B. Miller


*Allen H. Stowe               Director                 April 28, 2000
_________________________
 Allen H. Stowe




     /s/ Lisa Curcio
*By: ______________________
     Lisa Curcio
     Attorney-in-Fact